Filed pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated May 17, 2011

to

Prospectus dated May 12, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated May 12, 2011, as supplemented and amended (as supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Status of Our Ongoing Public Offering

Since commencing our initial public offering and through May 13, 2011, we have sold 73,461,431 shares (as adjusted for stock distributions) of our common stock for gross proceeds of approximately $757.1 million. As of May 13, 2011, we had raised total gross proceeds of approximately $758.1 million, including approximately $1 million contributed by principals of our investment adviser in February 2008.

The following table summarizes the sales of our common stock beginning with our semi-monthly closing on March 16, 2011 through and including our semi-monthly closing on May 2, 2011:

Date of Semi–Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
March 16, 2011	3,829,084	$10.66	$40,809,160
April 1, 2011(1)	4,835,749	10.66	51,534,273
April 18, 2011	4,039,792	10.67	43,103,060
May 2, 2011(2)	4,265,137	10.63	45,325,144

	16,969,762	$10.65	$180,771,637

(1)	The number of shares sold and gross proceeds for our April 1, 2011 semi-monthly closing include 163,648 shares purchased through our distribution reinvestment plan at an average price per share of $10.32, for gross proceeds of $1,671,256. Pursuant to our share repurchase program, we purchased a total of approximately 158,258 shares of our common stock on April 1, 2011 at a price of $9.675 per share (an amount equal to 90% of our April 1, 2011 public offering price of $10.75 per share) for an aggregate purchase price of approximately $1,531,146.
(2)	The number of shares sold and gross proceeds for our May 2, 2011 semi-monthly closing include 398,664 shares purchased through our distribution reinvestment plan at an average price per share of $10.21, for gross proceeds of $4,071,349.

1

Portfolio Update

As of March 31, 2011, our investment portfolio consisted of interests in 143 portfolio companies with an average annual EBITDA of approximately $273.3 million. As of March 31, 2011, the investments in our portfolio were purchased at an average price of 94.1% of par value, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.4% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of March 31, 2011:

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
Senior Secured Loans - First Lien - 57.6%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	May-10	$5,493	$5,234
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(c)	Consumer Staples	Sep-10	4,900	4,809
Airborne Tactical Advantage Co., LLC, L+500, 7/2/12	Industrials	Mar-11	12,500	9,250
Airvana Network Solutions Inc., L+800, 2.0% LIBOR Floor, 3/18/15	Telecommunication Services	Mar-11	10,588	10,377
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(c)	Industrials	Aug-10	7,345	7,248
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(c)	Consumer Discretionary	Jan-11	8,901	8,888
AmWINS Group, Inc., L+250, 6/8/13(c)	Financials	Oct-09	949	812
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(c)	Industrials	Feb-10	3,270	3,243
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(c)	Healthcare	Oct-10	7,284	7,215
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(c)	Information Technology	May-10	1,980	1,963
Attachmate Corp., L+500, 1.5% LIBOR Floor, 4/27/17(c)	Information Technology	Feb-11	10,000	9,901
Avaya Inc., L+392, 10/24/14(c)	Information Technology	Nov-10	7,910	7,134
Brock Holdings III, Inc., L+450, 1.5% LIBOR Floor, 3/16/17(c)	Industrials	Mar-11	5,000	4,963
Burger King Corp., L+300, 1.5% LIBOR Floor, 10/19/16(c)	Consumer Staples	Feb-11	6,513	6,513
C.H.I. Overhead Doors, Inc., L+550, 2.0% LIBOR Floor, 4/15/15	Industrials	Feb-11	4,988	4,963
Calumet Lubricants Co., LP, L+400, 1/3/15(c)	Energy	Aug-10	2,812	2,635
Canwest LP, L+500, 1.3% LIBOR Floor, 7/23/16(c)	Consumer Discretionary	Mar-11	4,000	3,990
Canwest LP, L+700, 2.0% LIBOR Floor, 7/23/16(c)	Consumer Discretionary	Nov-10	7,484	7,417
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/25/17	Healthcare	Feb-11	10,000	9,950
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(c)	Information Technology	Dec-10	1,578	1,563
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(c)	Consumer Discretionary	Dec-10	6,650	6,586
Ceridian Corp., L+300, 11/9/14(c)	Industrials	Oct-10	7,437	6,804
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(c)	Energy	Aug-10	6,948	6,864
CMP Susquehanna Corp., L+200, 5/5/13(c)	Telecommunication Services	Dec-10	6,772	6,149
Contec LLC, L+475, 3.0% LIBOR Floor, 7/28/14(c)	Telecommunication Services	May-09	1,937	1,670
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(c)	Healthcare	Dec-10	2,308	2,297
Corel Corp., L+400, 5/2/12	Information Technology	Aug-09	1,359	1,265
Cumulus Media Inc., L+375, 6/11/14(c)	Telecommunication Services	Oct-10	3,937	3,656
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(c)	Materials	Mar-10	2,830	2,808
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	Dec-10	9,115	8,985
DEI Sales, Inc., L+550, 2.0% LIBOR Floor, 9/22/13	Consumer Discretionary	Mar-11	7,766	7,396
Digital Cinema Implementation Partners, LLC, L+375, 1.3% LIBOR Floor, 3/25/17	Consumer Discretionary	Mar-11	4,898	4,874
East Cameron Partners, LP, 18.0%, 7/11/11	Energy	Mar-11	381	381
Equipower Resources Holdings, LLC, L+425, 1.5% LIBOR Floor, 1/26/18	Utilities	Jan-11	1,631	1,615
Fairway Group Acquisition Co., L+600, 1.5% LIBOR Floor, 3/3/17	Consumer Discretionary	Mar-11	3,750	3,713
Fifth Third Processing Solutions LLC, L+400, 1.5% LIBOR Floor, 11/3/16(c)	Financials	Oct-10	3,722	3,687
First Data Corp., L+275, 9/24/14(c)	Information Technology	May-10	7,621	6,685
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	Sep-10	4,429	4,347
Freescale Semiconductor, Inc., L+425, 12/1/16(c)	Industrials	Oct-10	7,413	7,068
General Chemical Corp., L+350, 1.5% LIBOR Floor, 3/9/18(c)	Materials	Mar-11	7,509	7,509
Getty Images, Inc., L+375, 1.5% LIBOR Floor, 11/7/16(c)	Consumer Discretionary	Nov-10	2,435	2,413
Global Tel Link Corp., L+400, 1.0% LIBOR Floor, 11/10/16(c)	Telecommunication Services	Mar-11	8,305	8,263
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(c)	Consumer Discretionary	Oct-10	1,809	1,792
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(c)	Financials	Jul-10	4,287	4,138
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(c)	Consumer Discretionary	Dec-10	9,904	9,809
Harland Clarke Holdings Corp., L+250, 6/30/14(c)	Industrials	Jul-10	2,436	2,129
HCR Manor Care, Inc., L+350, 1.5% LIBOR Floor, 04/6/18	Healthcare	Mar-11	3,172	3,140
Houghton International Inc., L+500, 1.8% LIBOR Floor, 1/31/16(c)	Materials	Jan-11	1,778	1,769
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16	Healthcare	Dec-10	3,591	3,522
Infogroup, Inc., L+450, 1.8% LIBOR Floor, 7/1/16(c)	Consumer Discretionary	May-10	4,635	4,555
Intelligrated, Inc., L+575, 1.8% LIBOR Floor, 2/18/17	Information Technology	Feb-11	5,000	4,951
Intralinks, Inc., L+425, 1.5% LIBOR Floor, 6/15/14	Information Technology	May-09	1,448	1,184
KIK Custom Products Inc., L+225, 5/31/14(c)	Consumer Staples	Mar-10	4,936	4,421
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(c)	Information Technology	Jan-11	6,874	6,775
Maritime Telecommunications Network, Inc., L+600, 1.5% LIBOR Floor, 3/4/16	Telecommunication Services	Mar-11	7,500	7,389
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17	Information Technology	Dec-10	4,988	4,916
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	Oct-09	880	685
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(c)	Information Technology	Jan-11	8,050	8,010

2

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
NSH Merger Sub, Inc., L+650, 1.8% LIBOR Floor, 2/3/17	Healthcare	Feb-11	$10,500	$10,329
OSI Restaurant Partners, LLC, L+225, 6/14/14(c)	Consumer Discretionary	Jul-10	5,621	5,000
Ozburn Hessey Holding Co. LLC, L+550, 2.0% LIBOR Floor, 4/8/16(c)	Industrials	Aug-10	6,215	6,184
Playboy Enterprises, Inc., L+650, 1.8% LIBOR Floor, 3/4/17	Consumer Discretionary	Feb-11	3,488	3,419
Presidio Inc., L+550, 1.8% LIBOR Floor, 3/31/17	Industrials	Mar-11	10,000	9,850
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(c)	Consumer Discretionary	Aug-10	2,418	2,386
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(c)	Consumer Discretionary	Dec-10	2,078	2,059
RepconStrickland, Inc., L+525, 3.3% LIBOR Floor, 2/19/13	Energy	Apr-10	3,742	3,463
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16	Consumer Discretionary	Dec-10	4,988	4,892
Revlon Consumer Products Corp., L+400, 2.0% LIBOR Floor, 3/11/15(c)	Consumer Discretionary	Jul-10	6,341	6,253
Reynolds & Reynolds Co., L+350, 1.8% LIBOR Floor, 4/21/17(c)	Information Technology	May-10	4,723	4,692
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	Aug-10	2,942	2,914
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(c)	Information Technology	Aug-10	7,363	7,219
Sedgwick CMS Holdings, L+350, 1.5% LIBOR Floor, 10/28/16(c)	Industrials	Feb-11	4,075	4,075
SemGroup Corp., L+700, 1.5% LIBOR Floor, 11/30/12(c)	Energy	Feb-11	10,249	10,283
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(c)	Energy	Jan-11	10,342	10,252
Sitel, LLC, L+550, 1/30/14(c)	Telecommunication Services	Dec-10	5,966	5,641
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(c)	Healthcare	Dec-10	5,951	5,865
Sorenson Communication, Inc., L+400, 2.0% LIBOR Floor, 8/16/13(c)	Telecommunication Services	Feb-11	8,970	8,705
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(c)	Information Technology	Dec-10	5,888	5,924
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(c)	Consumer Discretionary	Dec-10	7,980	7,772
Styron Sarl, L+450, 1.5% LIBOR Floor, 6/14/16(c)	Materials	Jan-11	4,120	4,120
Summit Entertainment, LLC, L+600, 1.5% LIBOR Floor, 8/28/16(c)	Consumer Discretionary	Mar-11	14,691	14,400
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(c)	Materials	Dec-10	3,990	3,990
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(c)	Industrials	Dec-10	4,288	4,247
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16	Information Technology	Dec-10	4,906	4,811
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(c)	Telecommunication Services	Nov-10	7,984	8,003
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(c)	Utilities	Jan-11	13,350	11,193
The Gymboree Corp., L+350, 1.5% LIBOR Floor, 4/11/18	Consumer Discretionary	Feb-11	1,688	1,688
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(c)	Telecommunication Services	Sep-10	1,300	1,300
TowerCo Finance LLC, L+375, 1.5% LIBOR Floor, 2/2/17	Telecommunication Services	Jan-11	1,400	1,393
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(c)	Consumer Discretionary	Oct-10	6,716	6,681
Trident Exploration Corp., L+950, 3.0% LIBOR Floor, 6/10/14(c)	Energy	Nov-10	6,741	6,703
Univar Inc., L+350, 1.5% LIBOR Floor, 4/28/17(c)	Materials	Feb-11	6,625	6,625
Vertafore, Inc., L+375, 1.5% LIBOR Floor, 7/29/16	Information Technology	Feb-11	6,849	6,849
Yell Group Plc, L+300, 7/31/14	Consumer Discretionary	Oct-09	804	685

Total Senior Secured Loans - First Lien			519,228	502,153

Senior Secured Loans - Second Lien - 22.0%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17(c)	Consumer Staples	Jan-11	12,000	12,052
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(c)	Industrials	Jan-11	12,000	11,895
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16	Healthcare	Aug-10	10,000	9,728
AmWINS Group, Inc., L+550, 6/8/14	Financials	May-10	1,992	1,693
Attachmate Corp., L+675, 10/13/13(c)	Information Technology	Jan-10	5,000	4,412
Attachmate Corp., L+800, 1.5% LIBOR Floor, 10/27/17(c)	Information Technology	Feb-11	10,000	9,901
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	Oct-09	2,940	2,382
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(c)	Information Technology	Dec-10	6,000	5,928
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/16/18(c)	Industrials	Mar-11	6,923	6,785
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	Mar-11	3,500	2,152
Datatel, Inc., L+725, 1.5% LIBOR Floor, 2/18/18(c)	Information Technology	Mar-11	10,783	10,754
Deluxe Entertainment Services Group Inc., L+900, 2.0% LIBOR Floor, 5/11/13	Consumer Discretionary	Mar-11	9,500	9,025
FR Brand Acquisition Corp., L+615, 2/7/15(c)	Industrials	Jan-11	13,000	11,765
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(c)	Consumer Discretionary	Oct-10	7,000	6,868
JW Aluminum Co., L+675, 12/15/13	Materials	Mar-11	20,714	13,464
Kronos Inc., L+575, 6/11/15(c)	Industrials	Nov-10	3,000	2,923
QCE LLC (Quiznos), L+575, 11/5/13	Consumer Discretionary	Mar-11	5,000	3,750
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(c)	Consumer Staples	Jan-11	12,000	12,140
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	Aug-10	500	500
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(c)	Energy	Jan-11	12,968	12,754
TPF Generation Holdings (Tenaska Power Fund), LLC, L+425, 12/15/14(c)	Energy	Dec-10	9,170	8,380
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/29/17(c)	Information Technology	Oct-10	10,000	9,906
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(c)	Consumer Staples	Feb-11	11,079	11,132
Xerium Technologies, Inc., L+625, 2.0% LIBOR Floor, 5/25/15(c)	Materials	Jan-11	11,873	11,650

Total Senior Secured Loans - Second Lien			206,942	191,939

Senior Secured Bonds - 4.8%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	Jan-11	8,723	8,810
Avaya Inc., 7.0%, 4/1/19(c)	Information Technology	Feb-11	1,500	1,500
Eastman Kodak Co., 10.6%, 3/15/19	Information Technology	Mar-11	7,500	7,402
First Data Corp., 8.9%, 8/15/20(c)	Information Technology	Aug-10	4,300	4,233
Grifols, SA, 8.3%, 2/1/18(c)	Healthcare	Jan-11	2,500	2,500
HOA Restaurant Group, LLC, 11.3%, 4/1/17	Consumer Discretionary	Mar-11	2,600	2,600
Kabel BW, 7.5%, 3/15/19(c)	Telecommunication Services	Mar-11	665	665
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(c)	Telecommunication Services	Apr-10	5,000	4,971

3

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
Paetec Holding Corp., 8.9%, 6/30/17(c)	Telecommunication Services	Apr-10	$4,680	$4,812
Palace Entertainment Holdings, LLC, 8.9%, 4/15/17(c)	Consumer Discretionary	Feb-11	2,400	2,400
Roofing Supply Group LLC, 8.6%, 12/1/17(c)	Industrials	Nov-10	800	800
United Refining Co., 10.5%, 2/28/18	Energy	Feb-11	1,185	1,143

Total Senior Secured Bonds			41,853	41,836

Subordinated Debt/Other - 15.6%
Apidos CDO IV Class E, L+360, 10/27/18	Financials	May-10	2,000	1,067
Ares 2007 CLO 11A Class E, L+600, 10/11/21	Financials	Sep-10	4,775	3,046
Ares 2007 CLO 12X Class E, L+575, 11/25/20	Financials	Nov-10	2,252	1,750
Aspect Software, Inc., 10.6%, 5/15/17(c)	Information Technology	Apr-10	4,000	4,000
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	Jan-10	8,000	7,912
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	Dec-10	8,000	8,000
Base CLO I Class E, EURIBOR+500, 10/17/18	Financials	Mar-10	€1,500	980
Blue Mountain CLO III Class E, L+355, 3/17/21	Financials	May-10	$2,000	881
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(c)	Telecommunication Services	Dec-10	5,000	5,000
Burlington Coat Factory Holdings Inc., 10.0%, 2/15/19	Consumer Discretionary	Feb-11	680	680
Chinos Acquisition Corp., 8.1%, 3/1/19	Consumer Discretionary	Mar-11	1,200	1,200
Cincinnati Bell Inc., 8.4%, 10/15/20(c)	Telecommunication Services	Oct-10	8,000	8,000
Commscope Inc., 8.3%, 1/15/19(c)	Telecommunication Services	Jan-11	4,000	4,000
Del Monte Foods Co., 7.6%, 2/15/19(c)	Consumer Staples	Feb-11	2,500	2,500
Foothill CLO I Class Subord., 16.7%, 2/22/21	Financials	Feb-11	4,000	4,477
Franklin CLO 6A Class E, L+425, 8/9/19	Financials	Oct-10	1,919	1,146
Galaxy VII CLO Class Subord., 12.1%, 10/13/18	Financials	Jan-11	2,000	1,726
Insight Pharmaceuticals LLC, 13.0%, 2.0% PIK, 12/15/17	Healthcare	Feb-11	15,000	15,000
Lightpoint CLO 2006 V Class D, L+365, 8/5/19	Financials	Sep-10	6,500	3,062
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21	Financials	Sep-10	4,000	2,204
Mountain View CLO II Class Pref., 21.0%, 1/12/21	Financials	Jan-11	9,225	6,838
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(c)	Industrials	Mar-10	7,000	6,870
NCO Group Inc., L+488, 11/15/13	Information Technology	Jan-11	2,000	1,745
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21	Financials	Oct-10	4,000	2,529
Octagon CLO 2006 10A Class Income, 20.6%, 10/18/20	Financials	Mar-11	4,375	3,962
Rampart CLO 2007 1A Class Subord., 16.0%, 10/25/21	Financials	Mar-11	10,000	8,977
Stone Tower CLO VI Class Subord., 19.0%, 4/17/21	Financials	Mar-11	5,000	4,745
Thermo Fluids Inc., 12.0%, 3.5% PIK, 6/15/14	Energy	Mar-11	10,592	10,592
Trimaran CLO IV Ltd. Class Pref., 15.5%, 12/1/17	Financials	Feb-11	12,500	10,216
Univar Inc., 12.0%, 6/30/18	Materials	Dec-10	3,000	2,941

Total Subordinated Debt/Other			155,018	136,046

TOTAL INVESTMENTS - 100.0%			$923,041	$871,974

Total Return Swap	Notional Amount	Unrealized Appreciation
Citibank TRS Facility	$88,441	$208

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. Dollars unless otherwise noted.

(c)	Security is held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the amended and restated revolving credit facility with Deutsche Bank AG, New York Branch.

The tables below show portfolio investments that were sold or experienced a repayment in excess of 1% of a position’s value between March 1, 2011 and March 31, 2011.

Security	Original Cost	Disposition Price	Transaction Type
Acosta, Inc., L+325, 1.5% LIBOR Floor, 1/27/18	$3,902,439	$3,912,195	Sale
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor, 8/16/14	$1,968,402	$1,948,913	Sale
Atlantic Broadband Finance, LLC, L+300, 1.0% LIBOR Floor, 11/29/15	$1,337,624	$1,340,968	Sale
Axcan Intermediate Holdings Inc., L+400, 1.5% LIBOR Floor, 2/10/17	$9,925,125	$9,920,936	Sale
Bentley Systems Inc., L+425, 1.5% LIBOR Floor, 11/24/16	$1,766,305	$1,775,226	Sale
Calpine Corp., 7.9% 1/15/23	$8,500,000	$8,744,375	Sale
Cambium Learning, Inc., 9.8%, 2/15/17	$2,983,260	$3,037,500	Sale
Canwest LP, L+500, 1.3% LIBOR Floor, 7/23/16	$3,475,205	$3,492,624	Sale

4

Security	Original Cost	Disposition Price	Transaction Type
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/25/17	$4,975,000	$4,842,700	Sale
Cedar Fair LP, L+300, 1.0% LIBOR Floor, 2/22/18	$1,500,000	$1,511,250	Sale
CPG International Inc., L+450, 1.5% LIBOR Floor, 2/18/17	$1,847,763	$1,858,218	Sale
Datatel, Inc., L+350, 1.5% LIBOR Floor, 2/18/17	$1,546,392	$1,550,258	Sale
DineEquity, Inc., L+300, 1.3% LIBOR Floor, 10/19/17	$2,004,313	$2,021,851	Sale
Dunkin’ Brands, Inc., L+300, 1.3% LIBOR Floor, 11/23/17	$2,500,000	$2,503,125	Sale
Fairmount Minerals, Ltd., L+400, 1.3% LIBOR Floor, 3/10/17	$7,911,822	$7,935,676	Sale
General Nutrition Centers, Inc., L+300, 1.3% LIBOR Floor, 3/4/18	$5,365,040	$5,391,932	Sale
Grifols, SA, L+425, 1.8% LIBOR Floor, 6/4/16	$4,292,920	$4,355,493	Sale
Hanger Orthopedic Group, Inc., L+300, 1.0% LIBOR Floor, 12/1/16	$1,944,444	$1,949,306	Sale
HarbourVest Partners LP, L+475, 1.5% LIBOR Floor, 12/17/16	$11,096,773	$11,264,906	Sale
Hughes Network Systems, LLC, 9.5%, 4/15/14	$2,080,000	$2,070,000	Sale
Hyland Software, Inc., L+425, 1.5% LIBOR Floor, 12/17/16	$3,990,000	$3,990,000	Sale
Intelsat Jackson Holdings SA, L+375, 1.5% LIBOR Floor, 4/2/18	$2,985,000	$3,012,180	Sale
Interactive Data Corp., L+350, 1.3% LIBOR Floor, 2/8/18	$10,000,000	$10,012,500	Sale
inVentiv Health, Inc., L+325, 1.5% LIBOR Floor, 8/4/16	$671,141	$671,141	Sale
JMC Steel Group, Inc., L+325, 1.5% LIBOR Floor, 3/10/17	$9,239,286	$9,262,500	Sale
MedAssets, Inc., L+375, 1.5% LIBOR Floor, 11/22/16	$1,645,876	$1,667,355	Sale
Mediacom Broadband LLC, 8.5%, 10/15/15	$2,030,000	$2,075,000	Sale
MEMC Electronic Materials, Inc., 7.8%, 4/1/19	$3,420,000	$3,471,300	Sale
NBTY, Inc., 9.0%, 10/1/18	$4,700,000	$5,099,500	Sale
NBTY, Inc., L+325, 1.0% LIBOR Floor, 10/1/17	$1,028,735	$1,032,592	Sale
NXP BV, L+325, 1.3% LIBOR Floor, 3/4/17	$7,960,000	$8,054,500	Sale
Paetec Holding Corp., 9.9%, 12/1/18	$3,866,960	$4,230,000	Sale
Petco Animal Supplies, Inc., L+325, 1.3% LIBOR Floor, 11/25/17	$3,654,323	$3,661,391	Sale
Presidio, Inc., L+550, 1.8% LIBOR Floor, 3/31/17	$3,693,750	$3,712,500	Sale
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16	$1,874,052	$1,881,054	Sale
RBS Worldpay, Inc., L+450, 1.8% LIBOR Floor, 10/15/17	$1,523,077	$1,542,308	Sale
Reynolds Group Holdings Inc., L+325, 1.0% LIBOR Floor, 2/9/18	$3,657,993	$3,671,710	Sale
Logan’s Roadhouse, Inc., 10.8%, 10/15/17	$4,000,000	$4,280,000	Sale
Rock-Tenn Co., L+275, 0.8% LIBOR Floor, 6/15/18	$1,474,201	$1,481,572	Sale
Savers, Inc., L+300, 1.3% LIBOR Floor, 3/4/17	$1,398,333	$1,403,577	Sale
Smurfit-Stone Container Enterprises, Inc., L+475, 2.0% LIBOR Floor, 2/10/16	$6,745,769	$6,830,943	Sale
Stallion Oilfield Services Ltd., 10.5%, 2/15/15	$3,665,965	$3,867,850	Sale
TransUnion LLC, L+325, 1.5% LIBOR Floor, 2/9/18	$2,500,000	$2,509,375	Sale
TravelCLICK, Inc., L+450, 1.5% LIBOR Floor, 3/16/16	$7,895,502	$7,895,502	Sale
United Refining Co., 10.5%, 2/28/18	$665,464	$687,125	Sale
Walter Energy Inc., L+300, 1.0% LIBOR Floor, 3/4/18	$3,092,784	$3,115,979	Sale

5

Security	Weighted Average Purchase Price(1)	Weighted Average Disposition Price(1)	Paydown Amount	Transaction Type
Airvana Network Solutions Inc., L+900, 2.0% LIBOR Floor, 8/27/14	99.5%	100.0%	$2,250,000	Paydown
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor 8/16/14	101.0%	100.0%	$51,087	Paydown
Atlantic Broadband Finance, LLC, L+350, 1.5% LIBOR Floor, 11/29/15	99.5%	100.0%	$1,337,925	Paydown
Burger King Corp., L+450, 1.8% LIBOR Floor, 10/19/16	100.4%	100.0%	$6,529,412	Paydown
CDW Corp., L+500, 7/10/17	88.3%	100.0%	$5,583,925	Paydown
Clopay Ames True Temper Holding Corp., L+600, 1.8% LIBOR Floor, 9/30/16	99.9%	101.0%	$8,020,557	Paydown
CMP Susquehanna Corp., L+200, 5/5/13	89.3%	100.0%	$208,424	Paydown
Cumulus Media Inc., L+375, 6/11/14	91.5%	100.0%	$122,974	Paydown
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	98.5%	100.0%	$115,385	Paydown
DEI Sales, Inc., L+550, 2.0% LIBOR Floor, 9/22/13	93.5%	100.0%	$231,344	Paydown
Fairmount Minerals, Ltd., L+450, 1.8% LIBOR Floor, 8/5/16	99.5%	101.0%	$6,530,524	Paydown
General Chemical Corp., L+500, 1.8% LIBOR Floor, 10/6/15	100.4%	102.0%	$7,677,979	Paydown
Global Tel Link Corp., L+550, 1.8% LIBOR Floor, 11/10/16	98.3%	101.0%	$8,387,533	Paydown
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15	95.0%	100.0%	$77,102	Paydown
Hanger Orthopedic Group, Inc., L+375, 1.5% LIBOR Floor, 12/1/16	99.5%	101.0%	$1,963,889	Paydown
HarbourVest Partners LP, L+475, 1.5% LIBOR Floor, 12/17/16	99.0%	100.0%	$287,407	Paydown
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16	98.0%	100.0%	$45,455	Paydown
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15	99.4%	100.0%	$104,852	Paydown
New Development Holding, LLC (Calpine), L+550, 1.5% LIBOR Floor, 7/3/17	99.7%	101.0%	$5,614,024	Paydown
NBTY, Inc., L+450, 1.8% LIBOR Floor, 10/1/17	99.0%	101.0%	$2,234,513	Paydown
NCO Group, L+500, 2.5% LIBOR Floor, 5/15/13	99.5%	100.0%	$253,050	Paydown
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16	99.4%	100.0%	$53,552	Paydown
RepconStrickland, Inc., L+525, 3.3% LIBOR Floor, 2/19/13	89.0%	100.0%	$183,066	Paydown
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	99.9%	101.3%	$99,750	Paydown
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17	98.8%	100.0%	$105,264	Paydown
Smurfit-Stone Container Enterprises, Inc., L+475, 2.0% LIBOR Floor, 2/10/16	99.0%	100.0%	$151,092	Paydown
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16	98.0%	100.0%	$93,750	Paydown
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15	100.0%	100.0%	$16,667	Paydown
Trident Exploration Corp., L+950, 3.0% LIBOR Floor, 6/10/14	101.8%	104.9%	$2,328,674	Paydown
Univar Inc., L+450, 1.8% LIBOR Floor, 9/20/16	99.0%	101.0%	$4,029,900	Paydown
Univar Inc., L+450, 1.8% LIBOR Floor, 6/30/17	99.4%	101.0%	$2,678,204	Paydown

(1)	As a percentage of par value.

6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2011.

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER: 0-53424

FS Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	26-1630040
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

(Address of principal executive office)

(215) 495-1150

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐.

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer, and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒.

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

The issuer has 72,974,591 shares of Common Stock outstanding as of May 13, 2011.

PART I—FINANCIAL INFORMATION

Item 1.	Financial Statements.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2011 (Unaudited)	December 31, 2010
Assets
Investments, at fair value (amortized cost—$871,974 and $715,514, respectively)	$900,484	$733,580
Cash	87,448	38,790
Receivable for investments sold and repaid	125,027	5,162
Interest receivable	8,074	3,632
Deferred financing costs	842	835
Unrealized gain on total return swap(1)	208	—
Prepaid expenses and other assets	66	6

Total assets	$1,122,149	$782,005

Liabilities
Payable for investments purchased	$185,287	$81,800
Credit facility payable	337,606	297,201
Stockholder distributions payable	3,734	2,556
Management fees payable	4,762	3,298
Capital gains incentive fee payable(2)	7,334	5,459
Administrative services fees payable	417	310
Reimbursements payable	—	641
Interest payable	1,093	883
Other accrued expenses and liabilities	1,193	625

Total liabilities	541,426	392,773

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 59,992,884 and 41,332,661 shares issued and outstanding, respectively	$60	$41
Capital in excess of par value	553,735	374,637
Accumulated undistributed net realized gains on investments	4,960	1,290
Accumulated distributions in excess of net investment income(3)	(6,751)	(4,802)
Net unrealized appreciation on investments and gain/loss on foreign currency	28,719	18,066

Total stockholders’ equity	580,723	389,232

Total liabilities and stockholders’ equity	$1,122,149	$782,005

Net asset value per common share at period end	$9.68	$9.42

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.

(3)	See Note 5 for a discussion of the source of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2011	2010
Investment income
Interest income	$17,924	$3,134

Operating expenses
Management fees	4,761	795
Capital gains incentive fees(1)	3,271	386
Administrative services expenses	584	175
Stock transfer agent fees	295	179
Accounting and administrative fees	222	155
Interest expense	2,193	33
Other general and administrative expenses	582	296

Total expenses	11,908	2,019

Net investment income	6,016	1,115

Realized and unrealized gain
Net realized gain on investments	5,653	1,989
Net change in unrealized appreciation on investments	10,393	1,776
Net change in unrealized appreciation on total return swap(2)	208	—
Net change in unrealized gain/loss on foreign currency	52	(11)

Total net realized and unrealized gain on investments	16,306	3,754

Net increase in net assets resulting from operations	$22,322	$4,869

Per share information—basic and diluted
Net increase in net assets resulting from operations	$0.45	$0.37

Weighted average shares outstanding(3)	50,013,065	13,221,929

(1)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.

(2)	See Note 8 for a discussion of the Company’s total return swap agreement.

(3)	As discussed in Note 5, between March 31, 2009 and January 31, 2010, the Company issued eight stock distributions. The weighted average shares used in the per share computation of the net increase in net assets resulting from operations reflect these stock distributions on a retroactive basis.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2011	2010
Operations
Net investment income	$6,016	$1,115
Net realized gain on investments	5,653	1,989
Net change in unrealized appreciation on investments	10,393	1,776
Net change in unrealized appreciation on total return swap(1)	208	—
Net change in unrealized gain/loss on foreign currency	52	(11)

Net increase in net assets resulting from operations	22,322	4,869

Stockholder distributions(2)
Distributions from net investment income	(7,965)	(1,134)
Distributions from net realized gain on investments	(1,983)	(1,309)

Net decrease in net assets resulting from stockholder distributions	(9,948)	(2,443)

Capital share transactions
Issuance of common stock	177,328	39,649
Reinvestment of stockholder distributions	3,828	616
Repurchases of common stock	(955)	—
Offering costs	(1,084)	(181)
Reimbursement of investment adviser (Note 4)	—	(668)
Capital contributions of investment adviser	—	181

Net increase in net assets resulting from capital share transactions	179,117	39,597

Total increase in net assets	191,491	42,023
Net assets at beginning of period	389,232	93,197

Net assets at end of period	$580,723	$135,220

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 5 for a discussion of the source of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2011	2010
Cash flows from operating activities
Net increase in net assets resulting from operations	$22,322	$4,869
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(548,074)	(125,067)
Payment-in-kind interest	—	(62)
Proceeds from sales and repayments of investments	398,684	34,344
Net change in unrealized appreciation on investments	(10,393)	(1,776)
Net change in unrealized appreciation on total return swap	(208)	—
Net change in unrealized gain/loss on foreign currency	(52)	11
Net realized gain on investments	(5,653)	(1,989)
Accretion of discount	(1,416)	(929)
Amortization of deferred financing costs	205	31
Increase in interest receivable	(4,442)	(404)
Increase in prepaid expenses and other assets	(60)	(6)
Increase in payable for investments purchased	103,487	48,991
Increase in receivable for investments sold and repaid	(119,865)	(6,700)
Increase in management fees payable	1,464	358
Increase in capital gain incentive fee payable	1,875	213
Increase in interest payable	210	—
Increase in administrative services fees payable	107	4
Increase in other accrued expenses and liabilities	568	104

Net cash used in operating activities	(161,241)	(48,008)

Cash flows from financing activities
Issuance of common stock	177,328	39,649
Reinvestment of stockholder distributions	3,828	616
Repurchases of common stock	(955)	—
Offering costs	(1,084)	(181)
Payments to investment adviser for offering and organization costs (Note 4)	(641)	(668)
Capital contributions of investment adviser	—	181
Stockholder distributions	(8,770)	(616)
Borrowings under credit facility	40,405	4,400
Deferred financing costs paid	(212)	(663)

Net cash provided by financing activities	209,899	42,718

Total increase (decrease) in cash	48,658	(5,290)
Cash at beginning of period	38,790	9,035

Cash at end of period	$87,448	$3,745

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of March 31, 2011

(in thousands)

		Principal	Amortized	Fair
Portfolio Company(a)	Industry	Amount(b)	Cost	Value(c)
Senior Secured Loans—First Lien—88.2%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	$5,493	$5,234	$5,520
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(d)	Consumer Staples	4,900	4,809	4,930
Airborne Tactical Advantage Co., LLC, L+500, 7/2/12	Industrials	12,500	9,250	9,250
Airvana Network Solutions Inc., L+800, 2.0% LIBOR Floor, 3/18/15	Telecommunication Services	10,588	10,377	10,588
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(d)	Industrials	7,345	7,248	7,399
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(d)	Consumer Discretionary	8,901	8,888	8,969
AmWINS Group, Inc., L+250, 6/8/13(d)	Financials	949	812	944
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(d)	Industrials	3,270	3,243	3,306
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(d)	Healthcare	7,284	7,215	7,317
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(d)	Information Technology	1,980	1,963	2,002
Attachmate Corp., L+500, 1.5% LIBOR Floor, 4/27/17(d)	Information Technology	10,000	9,901	9,946
Avaya Inc., L+392, 10/24/14(d)	Information Technology	7,910	7,134	7,706
Brock Holdings III, Inc., L+450, 1.5% LIBOR Floor, 3/16/17(d)	Industrials	5,000	4,963	5,009
Burger King Corp., L+300, 1.5% LIBOR Floor, 10/19/16(d)	Consumer Staples	6,513	6,513	6,515
C.H.I. Overhead Doors, Inc., L+550, 2.0% LIBOR Floor, 4/15/15	Industrials	4,988	4,963	5,004
Calumet Lubricants Co., LP, L+400, 1/3/15(d)(f)	Energy	2,812	2,635	2,802
Canwest LP, L+500, 1.3% LIBOR Floor, 7/23/16(d)(f)	Consumer Discretionary	4,000	3,990	4,022
Canwest LP, L+700, 2.0% LIBOR Floor, 7/23/16(d)(f)	Consumer Discretionary	7,484	7,417	7,484
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/25/17	Healthcare	10,000	9,950	9,830
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(d)	Information Technology	1,578	1,563	1,585
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(d)(f)	Consumer Discretionary	6,650	6,586	6,708
Ceridian Corp., L+300, 11/9/14(d)	Industrials	7,437	6,804	7,262
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(d)(f)	Energy	6,948	6,864	7,319
CMP Susquehanna Corp., L+200, 5/5/13(d)	Telecommunication Services	6,772	6,149	6,680
Contec LLC, L+475, 3.0% LIBOR Floor, 7/28/14(d)	Telecommunication Services	1,937	1,670	1,774
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(d)	Healthcare	2,308	2,297	2,317
Corel Corp., L+400, 5/2/12(f)	Information Technology	1,359	1,265	1,334
Cumulus Media Inc., L+375, 6/11/14(d)	Telecommunication Services	3,937	3,656	3,911
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(d)	Materials	2,830	2,808	2,861
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	9,115	8,985	9,124
DEI Sales, Inc., L+550, 2.0% LIBOR Floor, 9/22/13	Consumer Discretionary	7,766	7,396	7,436
Digital Cinema Implementation Partners, LLC, L+375, 1.3% LIBOR Floor, 3/25/17	Consumer Discretionary	4,898	4,874	4,904
East Cameron Partners, LP, 18.0%, 7/11/11	Energy	381	381	381
Equipower Resources Holdings, LLC, L+425, 1.5% LIBOR Floor, 1/26/18	Utilities	1,631	1,615	1,649
Fairway Group Acquisition Co., L+600, 1.5% LIBOR Floor, 3/3/17	Consumer Discretionary	3,750	3,713	3,745
Fifth Third Processing Solutions LLC, L+400, 1.5% LIBOR Floor, 11/3/16(d)	Financials	3,722	3,687	3,743
First Data Corp., L+275, 9/24/14(d)	Information Technology	7,621	6,685	7,315
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	4,429	4,347	4,551
Freescale Semiconductor, Inc., L+425, 12/1/16(d)	Industrials	7,413	7,068	7,386
General Chemical Corp., L+350, 1.5% LIBOR Floor, 3/9/18(d)	Materials	7,509	7,509	7,543
Getty Images, Inc., L+375, 1.5% LIBOR Floor, 11/7/16(d)	Consumer Discretionary	2,435	2,413	2,458
Global Tel Link Corp., L+400, 1.0% LIBOR Floor, 11/10/16(d)	Telecommunication Services	8,305	8,263	8,315
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(d)	Consumer Discretionary	1,809	1,792	1,819
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(d)	Financials	4,287	4,138	4,313
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(d)	Consumer Discretionary	9,904	9,809	10,034
Harland Clarke Holdings Corp., L+250, 6/30/14(d)(f)	Industrials	2,436	2,129	2,325
HCR Manor Care, Inc., L+350, 1.5% LIBOR Floor, 4/6/18	Healthcare	3,172	3,140	3,130
Houghton International Inc., L+500, 1.8% LIBOR Floor, 1/31/16(d)	Materials	1,778	1,769	1,795
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16	Healthcare	3,591	3,522	3,627
Infogroup, Inc., L+450, 1.8% LIBOR Floor, 7/1/16(d)	Consumer Discretionary	4,635	4,555	4,681
Intelligrated, Inc., L+575, 1.8% LIBOR Floor, 2/18/17	Information Technology	5,000	4,951	4,981
Intralinks, Inc., L+425, 1.5% LIBOR Floor, 6/15/14(f)	Information Technology	1,448	1,184	1,457

See notes to unaudited consolidated financial statements

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2011

(in thousands)

		Principal	Amortized	Fair
Portfolio Company(a)	Industry	Amount(b)	Cost	Value(c)
KIK Custom Products Inc., L+225, 5/31/14(d)(f)	Consumer Staples	$4,936	$4,421	$4,313
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(d)(f)	Information Technology	6,874	6,775	7,011
Maritime Telecommunications Network, Inc., L+600, 1.5% LIBOR Floor, 3/4/16	Telecommunication Services	7,500	7,389	7,470
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17	Information Technology	4,988	4,916	5,009
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	880	685	809
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(d)	Information Technology	8,050	8,010	7,896
NSH Merger Sub, Inc., L+650, 1.8% LIBOR Floor, 2/3/17	Healthcare	10,500	10,329	10,461
OSI Restaurant Partners, LLC, L+225, 6/14/14(d)	Consumer Discretionary	5,621	5,000	5,479
Ozburn Hessey Holding Co. LLC, L+550, 2.0% LIBOR Floor, 4/8/16(d)	Industrials	6,215	6,184	6,282
Playboy Enterprises, Inc., L+650, 1.8% LIBOR Floor, 3/4/17	Consumer Discretionary	3,488	3,419	3,448
Presidio Inc., L+550, 1.8% LIBOR Floor, 3/31/17	Industrials	10,000	9,850	9,950
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(d)	Consumer Discretionary	2,418	2,386	2,422
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(d)	Consumer Discretionary	2,078	2,059	2,109
RepconStrickland, Inc., L+525, 3.3% LIBOR Floor, 2/19/13	Energy	3,742	3,463	3,462
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16	Consumer Discretionary	4,988	4,892	4,994
Revlon Consumer Products Corp., L+400, 2.0% LIBOR Floor, 3/11/15(d)(f)	Consumer Discretionary	6,341	6,253	6,372
Reynolds & Reynolds Co., L+350, 1.8% LIBOR Floor, 4/21/17(d)	Information Technology	4,723	4,692	4,728
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	2,942	2,914	2,955
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(d)(f)	Information Technology	7,363	7,219	7,422
Sedgwick CMS Holdings, L+350, 1.5% LIBOR Floor, 10/28/16(d)	Industrials	4,075	4,075	4,086
SemGroup Corp., L+700, 1.5% LIBOR Floor, 11/30/12(d)(f)	Energy	10,249	10,283	10,095
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(d)	Energy	10,342	10,252	10,423
Sitel, LLC, L+550, 1/30/14(d)	Telecommunication Services	5,966	5,641	5,927
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(d)	Healthcare	5,951	5,865	5,975
Sorenson Communication, Inc., L+400, 2.0% LIBOR Floor, 8/16/13(d)	Consumer Discretionary	8,970	8,705	8,575
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(d)(f)	Information Technology	5,888	5,924	5,944
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(d)	Consumer Discretionary	7,980	7,772	8,060
Styron Sarl, L+450, 1.5% LIBOR Floor, 6/14/16(d)	Materials	4,120	4,120	4,152
Summit Entertainment, LLC, L+600, 1.5% LIBOR Floor, 8/28/16(d)	Consumer Discretionary	14,691	14,400	14,470
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(d)	Materials	3,990	3,990	3,983
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(d)(f)	Industrials	4,288	4,247	4,320
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16	Information Technology	4,906	4,811	4,968
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(d)	Telecommunication Services	7,984	8,003	8,002
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(d)	Utilities	13,350	11,193	11,259
The Gymboree Corp., L+350, 1.5% LIBOR Floor, 4/11/18	Consumer Discretionary	1,688	1,688	1,690
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(d)(f)	Telecommunication Services	1,300	1,300	1,306
TowerCo Finance LLC, L+375, 1.5% LIBOR Floor, 2/2/17	Telecommunication Services	1,400	1,393	1,411
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(d)	Consumer Discretionary	6,716	6,681	6,768
Trident Exploration Corp., L+950, 3.0% LIBOR Floor, 6/10/14(d)(f)	Energy	6,741	6,703	7,188
Univar Inc., L+350, 1.5% LIBOR Floor, 4/28/17(d)	Materials	6,625	6,625	6,658
Vertafore, Inc., L+375, 1.5% LIBOR Floor, 7/29/16	Information Technology	6,849	6,849	6,877
Yell Group Plc, L+300, 7/31/14(f)	Consumer Discretionary	804	685	330

Total Senior Secured Loans—First Lien			502,153	512,065

Senior Secured Loans—Second Lien—34.6%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17(d)	Consumer Staples	12,000	12,052	12,315
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(d)	Industrials	12,000	11,895	12,255
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16(f)	Healthcare	10,000	9,728	9,850
AmWINS Group, Inc., L+550, 6/8/14	Financials	1,992	1,693	1,825
Attachmate Corp., L+675, 10/13/13(d)	Information Technology	5,000	4,412	4,996
Attachmate Corp., L+800, 1.5% LIBOR Floor, 10/27/17(d)	Information Technology	10,000	9,901	10,021
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	2,940	2,382	2,808

See notes to unaudited consolidated financial statements

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2011

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(d)	Information Technology	$6,000	$5,928	$6,180
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/16/18(d)	Industrials	6,923	6,785	7,165
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	3,500	2,152	2,425
Datatel, Inc., L+725, 1.5% LIBOR Floor, 2/18/18(d)	Information Technology	10,783	10,754	10,944
Deluxe Entertainment Services Group Inc., L+900, 2.0% LIBOR Floor, 5/11/13	Consumer Discretionary	9,500	9,025	9,386
FR Brand Acquisition Corp., L+615, 2/7/15(d)	Industrials	13,000	11,765	12,317
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(d)	Consumer Discretionary	7,000	6,868	7,217
JW Aluminum Co., L+675, 12/15/13	Materials	20,714	13,464	15,743
Kronos Inc., L+575, 6/11/15(d)	Industrials	3,000	2,923	2,989
QCE LLC (Quiznos), L+575, 11/5/13	Consumer Discretionary	5,000	3,750	4,073
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(d)	Consumer Staples	12,000	12,140	12,188
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	500	500	505
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(d)(f)	Energy	12,968	12,754	13,297
TPF Generation Holdings (Tenaska Power Fund), LLC, L+425, 12/15/14(d)	Energy	9,170	8,380	8,809
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/29/17(d)	Information Technology	10,000	9,906	10,175
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(d)	Consumer Staples	11,079	11,132	11,235
Xerium Technologies, Inc., L+625, 2.0% LIBOR Floor, 5/25/15(d)(f)	Materials	11,873	11,650	11,910

Total Senior Secured Loans—Second Lien			191,939	200,628

Senior Secured Bonds—7.5%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	8,723	8,810	8,984
Avaya Inc., 7.0%, 4/1/19(d)	Information Technology	1,500	1,500	1,478
Eastman Kodak Company, 10.6%, 3/15/19(f)	Information Technology	7,500	7,402	7,558
First Data Corp., 8.9%, 8/15/20(d)	Information Technology	4,300	4,233	4,735
Grifols, SA, 8.3%, 2/1/18(d)	Healthcare	2,500	2,500	2,569
HOA Restaurant Group, LLC, 11.3%, 4/1/17	Consumer Discretionary	2,600	2,600	2,657
Kabel BW, 7.5%, 3/15/19(d)(f)	Telecommunication Services	665	665	683
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(d)	Telecommunication Services	5,000	4,971	5,439
Paetec Holding Corp., 8.9%, 6/30/17(d)(f)	Telecommunication Services	4,680	4,812	5,061
Palace Entertainment Holdings, LLC, 8.9%, 4/15/17(d)	Consumer Discretionary	2,400	2,400	2,478
Roofing Supply Group LLC, 8.6%, 12/1/17(d)	Industrials	800	800	847
United Refining Co., 10.5%, 2/28/18	Energy	1,185	1,143	1,184

Total Senior Secured Bonds			41,836	43,673

Subordinated Debt/Other—24.8%
Apidos CDO IV Class E, L+360, 10/27/18(f)	Financials	2,000	1,067	1,593
Ares 2007 CLO 11A Class E, L+600, 10/11/21(f)	Financials	4,775	3,046	3,818
Ares 2007 CLO 12X Class E, L+575, 11/25/20(f)	Financials	2,252	1,750	1,790
Aspect Software, Inc., 10.6%, 5/15/17(d)	Information Technology	4,000	4,000	4,281
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	8,000	7,912	7,360
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	8,000	8,000	8,302
Base CLO I Class E, EURIBOR+500, 10/17/18(f)	Financials	€1,500	980	1,554
Blue Mountain CLO III Class E, L+355, 3/17/21(f)	Financials	$2,000	881	1,394
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(d)(f)	Telecommunication Services	5,000	5,000	5,310
Burlington Coat Factory Holdings Inc., 10.0%, 2/15/19	Consumer Discretionary	680	680	663
Chinos Acquisition Corp., 8.1%, 3/1/19	Consumer Discretionary	1,200	1,200	1,183
Cincinnati Bell Inc., 8.4%, 10/15/20(d)(f)	Telecommunication Services	8,000	8,000	7,955
Commscope Inc., 8.3%, 1/15/19(d)	Telecommunication Services	4,000	4,000	4,185
Del Monte Foods Co., 7.6%, 2/15/19(d)	Consumer Staples	2,500	2,500	2,542
Foothill CLO I Class Subord., 16.7%, 2/22/21(f)	Financials	4,000	4,477	4,360
Franklin CLO 6A Class E, L+425, 8/9/19(f)	Financials	1,919	1,146	1,508
Galaxy VII CLO Class Subord., 12.1%, 10/13/18(f)	Financials	2,000	1,726	1,806

See notes to unaudited consolidated financial statements

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2011

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Insight Pharmaceuticals LLC, 13.0%, 2.0% PIK, 12/15/17	Healthcare	$15,000	$15,000	$15,000
Lightpoint CLO 2006 V Class D, L+365, 8/5/19(f)	Financials	6,500	3,062	4,697
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21(f)	Financials	4,000	2,204	2,828
Mountain View CLO II Class Pref., 21.0%, 1/12/21(f)	Financials	9,225	6,838	7,495
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(d)	Industrials	7,000	6,870	7,210
NCO Group Inc., L+488, 11/15/13	Information Technology	2,000	1,745	1,785
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21(f)	Financials	4,000	2,529	3,940
Octagon CLO 2006 10A Class Income, 20.6%, 10/18/20(f)	Financials	4,375	3,962	4,155
Rampart CLO 2007 1A Class Subord., 16.0%, 10/25/21(f)	Financials	10,000	8,977	8,800
Stone Tower CLO VI Class Subord., 19.0%, 4/17/21(f)	Financials	5,000	4,745	4,450
Thermo Fluids Inc., 12.0%, 3.5% PIK, 6/15/14	Energy	10,592	10,592	10,592
Trimaran CLO IV Ltd. Class Pref., 15.5%, 12/1/17(f)	Financials	12,500	10,216	10,562
Univar Inc., 12.0%, 6/30/18	Materials	3,000	2,941	3,000

Total Subordinated Debt/Other			136,046	144,118

TOTAL INVESTMENTS—155.1%			$871,974	900,484

LIABILITIES IN EXCESS OF OTHER ASSETS—(55.1%)				(319,761)
NET ASSETS—100.0%				$580,723

Total Return Swap		Notional Amount		Unrealized Appreciation
Citibank TRS Facility (Note 8)		$88,441		$208

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. Dollars unless otherwise noted.

(c)	Fair value determined by the Company’s Board of Directors (see Note 7).

(d)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Notes 9 and 10).

(e)	Position or portion thereof unsettled as of March 31, 2011.

(f)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended (the “1940 Act”). A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—124.4%
1-800 Contacts, Inc., L+395, 3.8% LIBOR Floor, 3/4/15	Healthcare	$5,508	$5,233	$5,494
Advance Pierre Foods, Inc., L+525, 1.8% LIBOR Floor, 9/29/16(d)	Consumer Staples	4,924	4,829	4,934
Airvana Network Solutions Inc., L+900, 2.0% LIBOR Floor, 8/27/14	Telecommunication Services	2,367	2,356	2,378
Alaska Communications Systems Holdings, Inc., L+400, 1.5% LIBOR Floor, 10/21/16(f)	Telecommunication Services	3,683	3,647	3,701
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor, 8/16/14(d)(e)	Financials	2,000	2,020	2,015
Altegrity, Inc., L+600, 1.8% LIBOR Floor, 2/21/15(d)	Industrials	7,363	7,260	7,455
Amscan Holdings, Inc., L+525, 1.5% LIBOR Floor, 12/2/17(d)	Consumer Discretionary	6,923	6,869	6,942
AmWINS Group, Inc., L+250, 6/8/13(d)	Financials	949	797	902
Anchor Glass Container Corp., L+400, 2.0% LIBOR Floor, 3/1/16(d)	Industrials	3,416	3,386	3,430
Ardent Health Services LLC, L+500, 1.5% LIBOR Floor, 9/15/15(d)	Healthcare	7,302	7,229	7,321
Armstrong World Industries, Inc., L+350, 1.5% LIBOR Floor, 5/23/17(d)(f)	Industrials	1,687	1,678	1,702
Aspect Software, Inc., L+450, 1.8% LIBOR Floor, 5/7/16(d)	Information Technology	1,985	1,967	2,000
Atlantic Broadband Finance, LLC, L+350, 1.5% LIBOR Floor, 11/29/15(d)	Telecommunication Services	1,338	1,331	1,350
Avaya Inc., L+350, 0.8% LIBOR Floor, 10/24/14(d)	Information Technology	9,925	9,170	9,598
BBHI Acquisition LLC, L+300, 1.5% LIBOR Floor, 12/14/17(d)	Telecommunication Services	2,064	2,043	2,078
Bentley Systems Inc., L+425, 1.5% LIBOR Floor, 11/24/16(e)	Information Technology	1,789	1,771	1,804
Burger King Corp., L+450, 1.8% LIBOR Floor, 10/19/16(d)	Consumer Staples	6,529	6,547	6,638
Calumet Lubricants Co., LP, L+400, 1/3/15(d)(f)	Energy	2,819	2,630	2,727
Canwest LP, L+700, 2.0% LIBOR Floor, 7/23/16(d)(e)(f)	Consumer Discretionary	7,828	7,754	7,960
CCC Information Services Inc., L+400, 1.5% LIBOR Floor, 11/11/15(d)	Information Technology	1,578	1,562	1,593
CDW Corp., L+500, 7/10/17(d)	Information Technology	5,584	4,978	5,551
Cedar Fair, LP, L+400, 1.5% LIBOR Floor, 12/15/16(d)(f)	Consumer Discretionary	2,954	2,927	2,989
Cenveo Corp., L+475, 1.5% LIBOR Floor, 12/21/16(d)(f)	Consumer Discretionary	6,667	6,600	6,728
Ceridian Corp., L+300, 11/9/14(d)	Industrials	7,456	6,780	7,115
Citgo Petroleum Corp., L+700, 2.0% LIBOR Floor, 6/24/17(d)(f)	Energy	6,965	6,878	7,289
Clopay Ames True Temper Holding Corp., L+600, 1.8% LIBOR Floor, 9/30/16(d)(e)(f)	Consumer Discretionary	7,941	7,903	8,021
CMP Susquehanna Corp., L+200, 5/5/13(d)(e)	Telecommunication Services	6,980	6,267	6,319
Contec LLC, L+475, 3.0% LIBOR Floor, 7/28/14(d)	Telecommunication Services	1,942	1,656	1,767
ConvaTec Inc., L+425, 1.5% LIBOR Floor, 12/22/16(d)	Healthcare	2,314	2,303	2,342
Corel Corp., L+400, 5/2/12(f)	Information Technology	1,434	1,313	1,369
Cumulus Media Inc., L+375, 6/11/14(d)	Telecommunication Services	4,060	3,748	3,787
Custom Building Products, Inc., L+400, 1.8% LIBOR Floor, 3/1/15(d)	Materials	2,830	2,806	2,851
Data Device Corp., L+550, 1.8% LIBOR Floor, 12/23/16	Industrials	9,231	9,092	9,144
DEI Sales, Inc., L+550, 2.0% LIBOR Floor, 9/22/13	Consumer Discretionary	2,348	2,201	2,160
DineEquity, Inc., L+450, 1.5% LIBOR Floor, 10/7/17(d)(f)	Consumer Staples	2,436	2,412	2,476
Dunkin’ Brands, Inc., L+425, 1.5% LIBOR Floor, 11/23/17(d)	Consumer Staples	2,500	2,488	2,534
Fairmount Minerals, Ltd., L+450, 1.8% LIBOR Floor, 8/5/16(d)	Materials	6,759	6,701	6,885
Fifth Third Processing Solutions LLC, L+400, 1.5% LIBOR Floor, 11/3/16(d)	Financials	3,731	3,695	3,769
First Data Corp., L+275, 9/24/14(d)	Information Technology	7,621	6,622	7,063
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	4,500	4,413	4,596
Freescale Semiconductor, Inc., L+425, 12/1/16(d)	Industrials	7,437	7,076	7,224
General Chemical Corp., L+500, 1.8% LIBOR Floor, 10/6/15(d)(e)	Materials	7,527	7,557	7,637
Getty Images, Inc., L+375, 1.5% LIBOR Floor, 11/7/16(d)	Consumer Discretionary	2,441	2,418	2,466
Global Tel Link Corp., L+550, 1.8% LIBOR Floor, 11/10/16(d)	Telecommunication Services	8,304	8,151	8,206
Goodman Global, Inc., L+400, 1.8% LIBOR Floor, 10/28/16(d)	Consumer Discretionary	1,814	1,796	1,826
Green Mountain Coffee Roasters, Inc., L+400, 1.5% LIBOR Floor, 12/16/16(d)(f)	Consumer Staples	1,754	1,737	1,757
Green Tree Credit Solutions LLC, L+575, 2.3% LIBOR Floor, 12/18/15(d)	Financials	4,466	4,303	4,459
Grifols, SA, L+425, 1.8% LIBOR Floor, 6/4/16(d)(e)(f)	Healthcare	4,336	4,295	4,392
Hanger Orthopedic Group, Inc., L+375, 1.5% LIBOR Floor, 12/1/16(d)(f)	Healthcare	1,944	1,935	1,962
Harbor Freight Tools USA, Inc., L+500, 1.5% LIBOR Floor, 12/22/17(d)	Consumer Discretionary	9,929	9,830	9,931
HarbourVest Partners LP, L+475, 1.5% LIBOR Floor, 12/17/16(d)	Financials	11,642	11,526	11,671
Harland Clarke Holdings Corp., L+250, 6/30/14(d)(f)	Industrials	2,448	2,121	2,223
iHealth Technologies, Inc., L+600, 1.8% LIBOR Floor, 12/28/16(e)	Healthcare	3,636	3,564	3,618
Infogroup, Inc., L+450, 1.8% LIBOR Floor, 7/1/16(d)	Consumer Discretionary	4,647	4,563	4,695
Intelsat Jackson Holdings SA, L+375, 1.5% LIBOR Floor, 4/2/18(d)(e)(f)	Telecommunication Services	5,638	5,609	5,702
Interactive Data Corp., L+500, 1.8% LIBOR Floor, 1/29/17(d)(e)(f)	Financials	6,716	6,651	6,813
Intralinks, Inc.,L+425, 1.5% LIBOR Floor, 6/15/14	Information Technology	1,451	1,169	1,437
KIK Custom Products Inc., L+225, 5/31/14(d)(f)	Consumer Staples	4,949	4,394	4,248
Knology, Inc., L+400, 1.5% LIBOR Floor, 10/15/16(d)(f)	Consumer Discretionary	1,950	1,931	1,964
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15(d)(f)	Information Technology	5,993	5,879	6,008
MDA Info Products Ltd., L+550, 1.5% LIBOR Floor, 1/4/17(e)	Information Technology	5,000	4,925	4,950
MedAssets, Inc., L+375, 1.5% LIBOR Floor, 11/22/16(d)(f)	Healthcare	1,667	1,650	1,677
Michael Foods Group, Inc., L+450, 1.8% LIBOR Floor, 6/29/16(d)	Consumer Staples	2,536	2,490	2,575

See notes to unaudited consolidated financial statements

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mosaic US Holdings Inc., L+275, 4/3/13	Consumer Discretionary	$882	$666	$789
NBTY, Inc., L+450, 1.8% LIBOR Floor, 10/1/17(d)	Consumer Staples	2,212	2,191	2,248
NCO Group, Inc., L+500, 2.5% LIBOR Floor, 5/15/13(d)	Information Technology	3,303	3,283	3,270
New Development Holdings, LLC (Calpine), L+550, 1.5% LIBOR Floor, 7/3/17(d)(f)	Utilities	5,558	5,486	5,662
OSI Restaurant Partners, LLC, L+225, 6/14/14(d)	Consumer Discretionary	5,638	4,968	5,397
Ozburn Hessey Holding Co., LLC, L+550, 2.0% LIBOR Floor, 4/8/16(d)	Industrials	6,230	6,198	6,316
Petco Animal Supplies, Inc., L+450, 1.5% LIBOR Floor, 11/24/17(d)	Consumer Discretionary	2,930	2,901	2,958
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16(d)	Consumer Discretionary	4,402	4,375	4,424
RBS Worldpay, Inc., L+450, 1.8% LIBOR Floor, 10/15/17(e)	Financials	1,538	1,523	1,551
Remy International, Inc., L+450, 1.8% LIBOR Floor, 12/17/13(d)(e)	Consumer Discretionary	2,083	2,063	2,099
RepconStrickland, Inc., L+525, 3.3% LIBOR Floor, 2/19/13	Energy	3,925	3,595	3,572
Res-Care, Inc., L+550, 1.8% LIBOR Floor, 12/22/16(e)(f)	Consumer Discretionary	5,000	4,900	4,925
Revlon Consumer Products Corp., L+400, 2.0% LIBOR Floor, 3/11/15(d)(f)	Consumer Discretionary	6,357	6,263	6,393
Reynolds & Reynolds Co., L+350, 1.8% LIBOR Floor, 4/21/17(d)	Information Technology	4,969	4,936	5,011
Reynolds Group Holdings Inc., L+446, 1.8% LIBOR Floor, 5/5/16(d)(f)	Industrials	7,950	7,934	8,043
Rural/Metro Corp., L+425, 1.8% LIBOR Floor, 11/24/16(d)(f)	Industrials	1,474	1,466	1,491
Sagittarius Restaurants LLC, L+550, 2.0% LIBOR Floor, 5/18/15	Consumer Discretionary	3,084	3,052	3,090
Savvis, Inc., L+500, 1.8% LIBOR Floor, 8/4/16(d)(f)	Information Technology	7,382	7,230	7,513
SemGroup Corp., L+700, 1.5% LIBOR Floor, 11/30/12(d)(f)	Energy	3,492	3,458	3,457
Sheridan Production Co., LLC, L+550, 2.0% LIBOR Floor, 4/20/17(d)	Energy	7,948	7,824	8,021
Sitel, LLC, L+550, 1/30/14(d)	Telecommunication Services	5,966	5,614	5,707
Six Flags Theme Parks, Inc., L+400, 1.5% LIBOR Floor, 6/30/16(d)(f)	Consumer Discretionary	2,737	2,724	2,765
Smile Brands Group Inc., L+525, 1.8% LIBOR Floor, 12/21/17(d)(e)	Healthcare	5,966	5,877	5,932
Smurfit-Stone Container Enterprises, Inc., L+475, 2.0% LIBOR Floor, 2/10/16(f)	Industrials	6,965	6,905	7,093
Spansion, LLC, L+550, 2.0% LIBOR Floor, 2/9/15(d)(f)	Information Technology	5,903	5,942	5,991
Sports Authority, Inc., L+600, 1.5% LIBOR Floor, 11/16/17(d)	Consumer Discretionary	8,000	7,783	8,020
Styron Sarl, L+575, 1.8% LIBOR Floor, 6/14/16(d)	Materials	7,897	7,812	8,027
Summit Materials Companies I, LLC, L+500, 1.5% LIBOR Floor, 12/31/15(d)	Materials	4,000	4,000	4,002
Swift Transportation Co., Inc., L+450, 1.5% LIBOR Floor, 12/21/16(d)(e)(f)	Industrials	4,545	4,500	4,568
Syniverse Holdings, Inc., L+375, 1.5% LIBOR Floor, 9/8/14(d)(e)(f)	Telecommunication Services	2,029	2,009	2,055
Targus Information Corp., L+525, 1.8% LIBOR Floor, 12/28/16(e)	Information Technology	5,000	4,900	4,950
Telcordia Technologies Inc., L+500, 1.8% LIBOR Floor, 4/30/16(d)	Telecommunication Services	8,004	8,024	8,018
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14(d)	Utilities	9,384	7,737	7,278
The Gymboree Corp., L+400, 1.5% LIBOR Floor, 11/23/17(d)	Consumer Discretionary	2,139	2,128	2,154
TNS, Inc., L+400, 2.0% LIBOR Floor, 11/18/15(d)(f)	Telecommunication Services	1,317	1,317	1,324
Toys“R”Us, Inc., L+450, 1.5% LIBOR Floor, 8/17/16(d)	Consumer Discretionary	6,733	6,696	6,806
Trident Exploration Corp., L+950, 3.0% LIBOR Floor, 6/10/14(d)(f)	Energy	8,960	8,904	9,464
Univar Inc., L+450, 1.8% LIBOR Floor, 6/30/17(d)	Materials	6,642	6,589	6,640
Universal Health Services, Inc., L+400, 1.5% LIBOR Floor, 11/15/16(f)	Healthcare	5,000	4,930	5,079
Vertafore, Inc., L+500, 1.8% LIBOR Floor, 7/29/16(d)	Information Technology	6,910	6,827	6,969
WCP Exposition Services Operating Co. LLC, L+600, 3.0% LIBOR Floor, 8/29/11	Consumer Discretionary	539	244	436
Yell Group Plc, L+300, 7/31/14(f)	Consumer Discretionary	804	675	379

Total Senior Secured Loans—First Lien			473,881	484,105

Senior Secured Loans—Second Lien—34.9%
Advance Pierre Foods, Inc., L+950, 1.8% LIBOR Floor, 9/29/17	Consumer Staples	5,000	4,864	5,072
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18(d)	Industrials	10,000	9,850	10,083
AMN Healthcare Services, Inc., L+1000, 1.8% LIBOR Floor, 9/1/16	Healthcare	10,000	9,716	9,750
AmWINS Group, Inc., L+550, 6/8/14	Financials	1,992	1,672	1,712
Attachmate Corp., L+675, 10/13/13(d)	Information Technology	5,000	4,358	4,951
Awesome Acquisition Co., L+500, 6/4/14	Consumer Discretionary	2,940	2,343	2,616
BNY ConvergEx Group, LLC, L+700, 1.8% LIBOR Floor, 12/17/17(d)(e)	Information Technology	6,000	5,925	6,158
Carestream Health, Inc., L+525, 10/30/13(d)	Healthcare	8,000	7,723	7,892
Central Parking Systems, Inc., L+450, 11/22/14	Industrials	250	199	180
Datatel, Inc., L+825, 2.0% LIBOR Floor, 12/10/16	Information Technology	5,000	4,915	5,070
Dresser, Inc., L+575, 5/4/15(d)	Energy	7,405	6,980	7,411
Edwards Ltd., L+575, 11/30/14(d)(f)	Industrials	2,305	2,062	2,201
FR Brand Acquisition Corp., L+625, 2/7/15(d)	Industrials	8,000	6,948	7,256
Goodman Global, Inc., L+700, 2.0% LIBOR Floor, 10/27/17(d)	Consumer Discretionary	7,000	6,863	7,230
Kronos Inc., L+575, 6/11/15(d)	Industrials	3,000	2,919	2,941
Roundy’s Supermarkets, Inc., L+800, 2.0% LIBOR Floor, 4/16/16(d)	Consumer Staples	10,000	10,106	10,169
Sedgwick CMS Holdings, L+750, 1.5% LIBOR Floor, 5/30/17	Industrials	500	500	500
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 12/22/15(e)(f)	Energy	10,000	9,700	9,850
TPF Generation Holdings (Tenaska Power Fund), LLC, L+425, 12/15/14(d)	Energy	9,170	8,329	8,442
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/19/17(d)	Information Technology	10,000	9,902	10,131
Wm. Bolthouse Farms, Inc., L+750, 2.0% LIBOR Floor, 8/11/16(d)	Consumer Staples	8,384	8,385	8,497
Xerium Technologies, Inc., L+625, 2.0% LIBOR Floor, 5/25/15(d)(e)	Materials	7,960	7,701	7,850

Total Senior Secured Loans—Second Lien			131,960	135,962

See notes to unaudited consolidated financial statements

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2010

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—8.1%
Allen Systems Group, Inc., 10.5%, 11/15/16	Information Technology	$7,348	$7,383	$7,458
First Data Corp., 8.9%, 8/15/20(d)	Information Technology	4,300	4,232	4,517
Logan’s Roadhouse, Inc., 10.8%, 10/15/17	Consumer Discretionary	4,000	4,000	4,322
Nexstar Broadcasting Group, Inc., 8.9%, 4/15/17(d)	Telecommunication Services	5,000	4,971	5,318
Paetec Holding Corp., 8.9%, 6/30/17(d)	Telecommunication Services	4,680	4,809	5,008
Roofing Supply Group LLC, 8.6%, 12/1/17(d)	Industrials	800	800	817
Stallion Oilfield Services Ltd., 10.5%, 2/15/15	Energy	4,000	4,070	4,219

Total Senior Secured Bonds			30,265	31,659

Subordinated Debt/Other—21.0%
Apidos CDO IV Class E, L+360, 10/27/18(f)	Financials	2,000	1,051	1,375
Ares 2007 CLO 11A Class E, L+600, 10/11/21(f)	Financials	4,775	3,028	3,565
Ares 2007 CLO 12X Class E, L+575, 11/25/20(f)	Financials	2,252	1,743	1,633
Aspect Software, Inc., 10.6%, 5/15/17(d)	Information Technology	4,000	4,000	4,137
ATI Enterprises Inc., L+1100, 2.3% LIBOR Floor, 12/30/16	Consumer Discretionary	8,000	7,908	7,253
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	8,000	8,000	8,001
Base CLO I Class E, EURIBOR+500, 10/17/18(f)	Financials	€1,500	960	1,207
Blue Mountain CLO III Class E, L+355, 3/17/21	Financials	$2,000	869	1,195
Bresnan Broadband Holdings LLC, 8.0%, 12/15/18(d)(f)	Telecommunication Services	5,000	5,000	5,175
Cincinnati Bell Inc., 8.4%, 10/15/20(d)(f)	Telecommunication Services	8,000	8,000	7,682
Franklin CLO 6A Class E, L+425, 8/9/19(f)	Financials	1,919	1,133	1,219
Hughes Network Systems, LLC, 9.5%, 4/15/14(f)	Telecommunication Services	2,000	2,072	2,070
Lightpoint CLO 2006 V Class D, L+365, 8/5/19(f)	Financials	6,500	3,012	3,920
Lightpoint CLO 2007 VII Class D, L+400, 5/15/21(f)	Financials	4,000	2,182	2,390
Mediacom Broadband LLC, 8.5%, 10/15/15(f)	Consumer Discretionary	2,000	2,029	2,011
Mountain View CLO II Class Pref, 17.4%, 1/12/21(e)(f)	Financials	8,975	7,272	7,135
N.E.W. Customer Service Cos., Inc., L+750, 2.0% LIBOR Floor, 3/22/17(d)	Industrials	7,000	6,867	6,980
NBTY, Inc., 9.0%, 10/1/18	Consumer Staples	4,700	4,700	5,036
Octagon CDO 2007 1A Class Income, 38.1%, 8/25/21(f)	Financials	4,000	2,774	2,900
Paetec Holding Corp., 9.9%, 12/1/18(f)	Telecommunication Services	4,000	3,868	4,030
Univar Inc., 12.0%, 6/30/18	Materials	3,000	2,940	2,940

Total Subordinated Debt/Other			79,408	81,854

TOTAL INVESTMENTS—188.4%			$715,514	733,580

LIABILITIES IN EXCESS OF OTHER ASSETS—(88.4%)				(344,348)

NET ASSETS—100.0%				$389,232

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. Dollars unless otherwise noted.

(c)	Fair value determined by the Company’s Board of Directors (see Note 7).

(d)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Notes 9 and 10).

(e)	Position or portion thereof unsettled as of December 31, 2010.

(f)	The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share information)

Note 1. Principal Business and Organization

FS Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced operations on January 2, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2011, the Company had two wholly-owned financing subsidiaries, Broad Street Funding LLC, or Broad Street, which was established on February 2, 2010 and Arch Street Funding LLC, or Arch Street, which was established on March 1, 2011. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned financing subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

Since commencing its initial public offering and through May 13, 2011, the Company has sold 73,461,431 shares (as adjusted for stock distributions) of common stock for gross proceeds of $757,142. As of May 13, 2011, the Company had raised total gross proceeds of $758,142, including approximately $1,000 contributed by the principals of the Company’s investment adviser in February 2008. During the three months ended March 31, 2011 and 2010, the Company sold 18,759,131 and 4,331,680 shares for gross proceeds of $199,296 and $44,524 at an average price per share of $10.62 and $10.28, respectively. The gross proceeds received during the three months ended March 31, 2011 and 2010 include reinvested stockholder distributions of $3,828 and $616, respectively. During the period from April 1, 2011 to May 13, 2011, the Company sold 13,140,678 shares of common stock for gross proceeds of $139,962 at an average price per share of $10.65.

The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions of $18,140 and $4,259 for the three months ended March 31, 2011 and 2010, respectively.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited financial statements as of and for the year ended December 31, 2010 included in the Company’s annual report on Form 10-K. Operating results for the three months ended March 31, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. The December balance sheet and schedule of investments are derived from the 2010 audited financial statements. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 2. Summary of Significant Accounting Policies (continued)

revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share information.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement the Company entered into with FB Income Advisor, LLC, or FB Advisor, the incentive fee on capital gains earned on liquidated investments of the Company’s portfolio during operations prior to a liquidation of the Company will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with FB Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2010, the Company accrued a capital gains incentive fee of $5,459 based on the performance of its portfolio, of which $1,396 was based on realized gains and was payable to FB Advisor as of December 31, 2010. During the three months ended March 31, 2011, the Company accrued an additional $3,271 in capital gains incentive fees based on the performance of its portfolio during such period, of which $1,129 was based on realized gains.

Note 3. Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. The adoption of this guidance, including the gross presentation of Level 3 roll forward information, did not have a significant impact on the Company’s consolidated financial statements or disclosures. See “Note 7. Fair Value of Financial Instruments” for a discussion of the three-level fair value hierarchy employed by the Company under existing accounting guidance.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 4. Related Party Transactions

The Company has entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, FB Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The incentive fee consists of three parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subordinated to a preferred return on adjusted capital, as defined in the Company’s investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized rate of 8.0%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The third part of the incentive fee, which is referred to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

The Company commenced accruing fees under the investment advisory and administrative services agreement on January 2, 2009, upon the commencement of the Company’s operations. During the three months ended March 31, 2011 and 2010, FB Advisor earned $4,761 and $795, respectively, in base management fees. Management fees are paid on a quarterly basis in arrears. The Company paid $3,297 and $437, respectively, of these fees during the three months ended March 31, 2011 and 2010.

The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. During the three months ended March 31, 2011, the Company accrued a capital gains incentive fee of $3,271 based on the performance of the Company’s portfolio, of which only $1,129 was based on realized gains. During the three months ended March 31, 2010, the Company accrued $386 in capital gains incentive fees, all of which were based on realized gains. During the three months ended March 31, 2011, the Company paid FB Advisor $1,396 in capital gains incentive fees earned during the year ended December 31, 2010.

The Company also reimburses FB Advisor for expenses necessary for its performance of services related to administering and operating the Company, provided that such reimbursement shall be the lower of FB Advisor’s actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. During the three months ended March 31, 2011 and 2010, the Company incurred administrative services charges of $584 and $175, respectively, attributable to FB Advisor. Of these charges, $578 and $175, respectively, related to the allocation of costs of administrative personnel for services provided to the Company by employees of FB Advisor and the remainder related to other reimbursable expenses. The Company paid FB Advisor $477 and $171, respectively, for the services incurred under this arrangement during the three months ended March 31, 2011 and 2010.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 4. Related Party Transactions (continued)

Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company’s sponsor and an affiliate of FB Advisor, funded offering costs and other expenses in the amount of $1,084 and $181 for the three months ended March 31, 2011 and 2010, respectively. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the other expenses were charged to expense as incurred by the Company.

The dealer manager for the Company’s public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company’s affiliates. During the three months ended March 31, 2011 and 2010, FS2 retained $3,568 and $692, respectively, for selling commissions and dealer manager fees in connection with the sale of the Company’s common stock.

Under the terms of the investment advisory and administrative services agreement, when the Company’s Registration Statement was declared effective by the SEC and the Company was successful in raising gross proceeds from unrelated outside investors of at least $2.5 million, or the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On January 2, 2009, the Company exceeded the minimum offering requirement. The Company paid total reimbursements of $641 and $668, respectively, to FB Advisor and its affiliates during the three months ended March 31, 2011 and 2010, respectively. As of March 31, 2011, no amounts were payable to FB Advisor and its affiliates under this arrangement. The reimbursements are recorded as a reduction of capital.

Members of FB Advisor’s senior management team provide investment advisory services to both the Company and FB Capital Partners, L.P. FB Capital Partners, L.P., which is owned by Mr. Forman, the Company’s chairman, president and chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While neither FB Capital Partners, L.P. nor FB Advisor is making private corporate debt investments for clients other than the Company currently, FB Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team.

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains are equal to or greater than the cumulative distributions paid to the Company’s stockholders in each quarter. This arrangement is designed to ensure that no portion of the Company’s distributions will represent a return of capital for the Company’s stockholders. Franklin Square Holdings has no obligation to reimburse any portion of the Company’s expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the three months ended March 31, 2011 and 2010, the Company received no reimbursements from Franklin Square Holdings. The Company does not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael Forman, and its vice-chairman, David Adelman.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared and paid on its common stock during the three months ended March 31, 2011 and 2010:

For the Three Months Ended	Distribution
	Per Share	Amount
Fiscal 2010
March 31, 2010(1)	$0.1860	$2,443

Fiscal 2011
March 31, 2011	$0.1929	$9,948

(1)	The amount of the per share distributions during the three months ended March 31, 2010 has been retroactively adjusted to reflect the stock distribution declared in January 2010 as discussed below.

On April 13, 2011, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.032156 per share each, which were paid on April 29, 2011 to stockholders of record on April 14, 2011 and April 28, 2011, respectively. The Company’s board of directors also declared two special one-time cash distributions of $0.04 per share and $0.03 per share that were both paid on April 29, 2011, the first to stockholders of record on April 14, 2011 and the second to stockholders of record on April 29, 2011. On April 13, 2011, the Company’s board of directors determined to increase the amount of the regular semi-monthly cash distributions from $0.032156 per share to $0.033594 per share. The increase in the regular semi-monthly cash distributions commenced with the semi-monthly distributions declared on May 10, 2011, which are expected to be paid on May 31, 2011 to stockholders of record as of May 13, 2011 and May 30, 2011, respectively. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 5. Distributions (continued)

The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the three months ended March 31, 2011 and 2010:

Source of Distribution	Three Months Ended March 31,
	2011		2010
	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	7,965	80%	1,134	46%
Capital gains proceeds from the sale of assets	1,983	20%	1,309	54%
Non-capital gains proceeds from the sale of assets	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—

Total	$9,948	100%	$2,443	100%

(1)	During the three months ended March 31, 2011 and 2010, 92% and 80%, respectively, of the Company’s gross investment income was attributable to cash interest earned and 8% and 20%, respectively, was attributable to non-cash accretion of discount and PIK interest.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $871,974 and $715,695 as of March 31, 2011 and December 31, 2010, respectively. The aggregate net unrealized appreciation on a tax basis was $28,719 and $17,885 as of March 31, 2011 and December 31, 2010, respectively. The Company’s net investment income on a tax basis for the three months ended March 31, 2011 and 2010 was $7,965 and $1,134, respectively. The Company distributed all of its net investment income earned as of March 31, 2011 and 2010.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the tax-basis amortization of organization and start-up costs incurred prior to the commencement of the Company’s operations, the reversal of interest income earned on a tax basis due to the required accretion of discount on a non-performing loan which was sold during the period, and the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company. See “Note 2. Summary of Significant Accounting Policies—Capital Gains Incentive Fee.” The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
GAAP basis net investment income	$6,016	$1,115
Amortization of organizational costs	(11)	(11)
Reversal of tax accretion of discount on investment due to sale	(182)	30
Reversal of incentive fee accrual on unrealized gains	2,142	—

Tax basis net investment income	$7,965	$1,134

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 5. Distributions (continued)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on a Form 1099-DIV.

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. The Company’s board of directors determined that its portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing the Company’s net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distributions was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, the Company’s board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in the Company, they did not represent taxable distributions. Specific tax characteristics of all distributions are reported to stockholders annually on Form 1099-DIV.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 5. Distributions (continued)

As of March 31, 2011 and December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2011	December, 31 2010
Distributable ordinary income	$4,960	$1,290
Incentive fee accrual on unrealized gains	(6,205)	(4,063)
Unamortized organizational costs	(546)	(558)
Unrealized appreciation on investments(1)	28,719	17,885

	$26,928	$14,554

(1)	As of March 31, 2011 and December 31, 2010, the gross unrealized appreciation on the Company’s investments was $30,995 and $20,136, respectively. As of March 31, 2011 and December 31, 2010, the gross unrealized depreciation on the Company’s investments was $2,276 and $2,251, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2011 and December 31, 2010:

	March 31, 2011			December 31, 2010
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$502,153	$512,065	57%	$473,881	$484,105	66%
Senior Secured Loans—Second Lien	191,939	200,628	22%	131,960	135,962	19%
Senior Secured Bonds	41,836	43,673	5%	30,265	31,659	4%
Subordinated Debt/Other	136,046	144,118	16%	79,408	81,854	11%

	$871,974	$900,484	100%	$715,514	$733,580	100%

(1)	Amortized cost represents the original cost adjusted for the accretion of discounts on debt investments.

The Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2011, the Company had four such investments, three of which have been fully funded and one with an unfunded commitment of $12,500.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2011 and December 31, 2010:

Industry Classification	March 31, 2011		December 31, 2010
	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Consumer Discretionary	$168,566	18.7%	$129,749	17.6%
Consumer Staples	54,038	6.0%	56,184	7.7%
Energy	80,103	8.9%	69,048	9.4%
Financials	75,575	8.4%	59,431	8.1%
Healthcare	83,898	9.3%	63,460	8.7%
Industrials	126,416	14.0%	96,762	13.2%
Information Technology	157,318	17.5%	117,499	16.0%
Materials	57,645	6.4%	46,832	6.4%
Telecommunication Services	84,017	9.3%	81,675	11.1%
Utilities	12,908	1.5%	12,940	1.8%

Total	$900,484	100.0%	$733,580	100.0%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 7. Fair Value of Financial Instruments (continued)

As of March 31, 2011 and December 31, 2010, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2011		December 31, 2010
	Investments	Total Return Swap	Investments
Level 1—Price quotations in active markets	$—	$—	$—
Level 2—Significant other observable inputs	—	—	—
Level 3—Significant unobservable inputs	900,484	208	733,580

	$900,484	$208	$733,580

The Company’s investments as of March 31, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its collateralized loan and debt obligations and its subordinated debt investments by obtaining bid and ask prices from independent dealers. Except as described below, the Company valued all of its other investments, including its senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. Two subordinated debt investments, for which broker quotes were not available, were priced by an independent valuation firm who determined the value of such investments by considering the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. One subordinated debt investment and two first lien senior secured loans, all of which were purchased near March 31, 2011, were valued at cost, as the Company’s board of directors determined that the cost of the respective investments was the best indication of fair value of such investments. The Company’s investments as of December 31, 2010 consisted primarily of debt securities that traded on a private over-the-counter market for institutional investors. The Company valued its collateralized loan and debt obligations and its subordinated debt investments by obtaining bid and ask prices from independent dealers. The Company valued all of its other investments, including its senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end.

The Company periodically benchmarks the bid and ask prices it receives from independent dealers and the third-party pricing service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through the third-party pricing service or independent dealers, including the use of an independent valuation firm. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the three months ended March 31, 2011 and 2010 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2011
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt/Other	Total
Fair value at beginning of period	$484,105	$135,962	$31,659	$81,854	$733,580
Accretion of discount	921	303	—	192	1,416
Net realized gain (loss)	3,259	999	516	879	5,653
Net change in unrealized appreciation (depreciation)	(325)	4,705	442	5,623	10,445
Purchases	366,268	81,489	20,305	80,012	548,074
Paid-in-kind interest	—	—	—	—	—
Sales and redemptions	(342,163)	(22,830)	(9,249)	(24,442)	(398,684)
Net transfers in or out of Level 3	—	—	—	—	—

Fair value at end of period	$512,065	$200,628	$43,673	$144,118	$900,484

The amount of total gains for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date
	$2,127	$5,014	$913	$5,764	$13,818

	For the Three Months Ended March 31, 2010
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt/Other	Total
Fair value at beginning of period	$45,780	$45,521	$—	$9,291	$100,592
Accretion of discount	487	435	—	—	922
Net realized gain	854	690	—	393	1,937
Net change in unrealized appreciation	1,161	396	—	(73)	1,484
Purchases	80,898	21,348	—	10,766	113,012
Paid-in-kind interest	—	20	—	42	62
Sales and redemptions	(16,179)	(9,571)	—	(4,659)	(30,409)
Net transfers in or out of Level 3	—	—	—	—	—

Fair value at end of period	$113,001	$58,839	$—	$15,760	$187,600

The amount of total gains for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$1,652	$880	$—	$(73)	$2,459

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 8. Total Return Swap

On March 18, 2011, Arch Street, the Company’s newly-formed, wholly-owned financing subsidiary, entered into a total return swap, or TRS, for senior secured floating rate loans with Citibank, N.A., or Citibank.

The obligations of Arch Street under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Arch Street, which generally will equal the value of cash collateral provided by Arch Street under the TRS. Pursuant to the terms of the TRS, Arch Street may select a portfolio of loans with a maximum market value of $200,000. Arch Street is required to initially cash collateralize a specified percentage of each loan (generally between 20% and 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the agreements governing the TRS.

A TRS is a commonly used form of financing arrangement that provides economic exposure similar to the exposure under Broad Street’s credit facility. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

Generally, pursuant to a TRS, one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. A TRS may effectively add leverage to the Company’s portfolio because, in addition to the Company’s total net assets, the Company would be subject to investment exposure on the amount of securities subject to the TRS.

The TRS with Citibank enables the Company, through its ownership of Arch Street, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Arch Street borrowing funds to acquire loans and incurring interest expense to a lender.

Pursuant to the terms of an investment management agreement that the Company has entered into with Arch Street, the Company acts as the manager of the rights and obligations of Arch Street under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. The terms of the TRS are governed by a set of agreements between Arch Street and Citibank, which collectively establish the TRS, and are collectively referred to herein as the TRS Agreement.

Pursuant to the terms of the TRS Agreement, Arch Street may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $200,000. Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement. Arch Street receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Arch Street pays to Citibank interest at a rate equal to one-month LIBOR + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arch Street will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. Arch Street may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. Arch Street may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the second anniversary of the effectiveness of the TRS will result in

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 8. Total Return Swap (continued)

payment of an early termination fee to Citibank. Arch Street is required to pay a minimum usage fee in connection with the TRS. Arch Street will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

As of March 31, 2011, the fair value of the TRS was $208. The fair value of the TRS is reflected as an unrealized gain on the consolidated balance sheet. The change in value of the TRS is reflected in the statement of operations as net change in unrealized appreciation on total return swap. As of March 31, 2011, Arch Street had selected 17 underlying loans with a total notional amount of $88,441 and posted $24,131 in cash collateral held by Citibank, which is included in cash in the consolidated balance sheet. The following is a summary of the underlying loans subject to the TRS:

Underlying Loan	Industry	Notional Amount
Alliant Holdings LLC, L+500, 1.8% LIBOR Floor, 8/16/14	Financials	$1,949
Axcan Intermediate Holdings Inc. , L+400, 1.5% LIBOR Floor, 2/11/17	Healthcare	9,921
Bentley Systems Inc., L+425, 1.5% LIBOR Floor, 11/24/16	Information Technology	1,775
Carestream Health, Inc., L+350, 1.5% LIBOR Floor, 2/23/17	Healthcare	4,843
CPG International I Inc., L+450, 1.5% LIBOR Floor, 2/18/17	Industrials	1,858
Fairmount Minerals, Ltd., L+400, 1.3% LIBOR Floor, 3/11/17	Materials	7,936
Grifols, SA, L+425, 1.8% LIBOR Floor, 6/4/16	Healthcare	4,355
HarbourVest Partners L.P., L+475, 1.5% LIBOR Floor, 12/17/16	Financials	11,265
Hyland Software, L+425, 1.5% LIBOR Floor, 12/19/16	Information Technology	3,990
Intelsat Jackson Holdings S.A., L+375, 1.5% LIBOR Floor, 4/2/18	Telecommunication Services	3,012
MedAssets, Inc., L+375, 1.5% LIBOR Floor, 11/22/16	Healthcare	1,667
Protection One, Inc., L+425, 1.8% LIBOR Floor, 6/4/16	Consumer Discretionary	1,881
RBS Holdings, L+500, 1.5% LIBOR Floor, 3/21/17	Consumer Discretionary	9,800
RBS Worldpay, Inc., L+450, 1.8% LIBOR Floor, 10/15/17	Financials	1,542
Smurfit-Stone Container Enterprises, Inc., L+475, 2.0% LIBOR Floor, 2/10/16	Industrials	6,831
TravelCLICK Holdings, L+450, 1.5% LIBOR Floor, 2/11/17	Industrials	7,896
Vision Solutions, Inc., L+450, 1.5% LIBOR Floor, 9/20/16	Information Technology	7,920

TOTAL NOTIONAL AMOUNT		$88,441

Note 9. Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of its assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 9. Share Repurchase Program (continued)

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, the Company will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. The first such tender offer commenced in March 2010, and the repurchase occurred in connection with the Company’s April 1, 2010 closing. On such date, 11,142 shares were repurchased at a price per share of $9.36 for aggregate consideration of approximately $104. During the three months ended March 31, 2011, the Company repurchased 99,633 shares at $9.59 per share for aggregate consideration totaling $955. On April 1, 2011, the Company repurchased 158,258 shares at $9.68 per share for aggregate consideration totaling $1,531.

Note 10. Revolving Credit Facility

On January 28, 2011, Broad Street and Deutsche Bank AG, New York Branch, or Deutsche Bank, entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, which amended and restated the revolving credit facility Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto, or the original credit facility. Deutsche Bank is a lender and serves as administrative agent under the credit facility.

The credit facility provides for borrowings in an aggregate amount up to $340,000. Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $240,000 (referred to herein as the Tranche A Commitment) or as Tranche C borrowings in an amount up to $100,000 (referred to herein as the Tranche C Commitment). The credit facility also provides for Tranche B borrowings in an amount up to $100,000 (referred to herein as the Tranche B Commitment), but there are currently no Tranche B Commitments outstanding. All Tranche A Commitments bear interest at the rate of LIBOR + 2.23% per annum and will mature and be due and payable on March 10, 2012. All Tranche C Commitments bear interest at the rate of LIBOR + 1.85% per annum and will mature and be due and payable on March 10, 2012. In connection with the amendment and restatement of the original credit facility, a $100,000 Tranche B Commitment that was provided under the original credit facility by Deutsche Bank to Broad Street on an uncommitted basis was converted into a $100,000 Tranche C Commitment provided by a new lender on a committed basis.

In connection with entering into the original credit facility, and from time to time thereafter, the Company has transferred debt securities to Broad Street as a contribution to capital and retains a residual interest in the contributed debt securities through the Company’s ownership of Broad Street. The Company may contribute additional debt securities to Broad Street from time to time and Broad Street may purchase additional debt securities from various sources. Broad Street has appointed the Company to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Broad Street’s obligations to the lenders under the credit facility are secured by a first priority security interest in substantially all of the assets of Broad Street, including its portfolio of debt securities.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 10. Revolving Credit Facility (continued)

As of March 31, 2011, $337,606 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. The Company incurred costs of $1,546 in connection with obtaining and amending the credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheet and amortizes to interest expense over the life of the credit facility. As of March 31, 2011, $842 of such deferred financing costs have yet to be amortized to interest expense.

The effective interest rate under the credit facility was 2.42% on March 31, 2011. Interest is paid quarterly in arrears, and commenced August 20, 2010. The Company recorded interest expense of $2,193 and $33 for the three months ended March 31, 2011 and 2010, respectively, of which $206 and $31 related to the amortization of deferred financing costs. The Company paid $1,777 in interest expense for the three months ended March 31, 2011. The average borrowings under the credit facility for the three months ended March 31, 2011 were $331,696, with a weighted average interest rate of 2.40%.

Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the credit facility, or a decline in the Company’s net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO / Blackstone Debt Funds Management LLC, or GDFM, the sub-adviser to FB Advisor; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as the Company’s sub-adviser or FB Advisor ceasing to act as the Company’s investment adviser; (iv) the Company ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) the Company or GDFM or FB Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

In connection with the credit facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due, (b) borrowings under the credit facility exceeding the applicable advance rates, (c) the purchase by Broad Street of certain ineligible assets, (d) the insolvency or bankruptcy of Broad Street or the Company, (e) the Company ceases to act as investment manager of Broad Street’s assets, (f) the decline of the Company’s net asset value below $50,000 and (g) fraud or other illicit acts by the Company, FB Advisor or GDFM in its or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate.

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 11. Broad Street Funding LLC

The financial statements of Broad Street are maintained separate from those of the Company. The assets of Broad Street are pledged as collateral supporting the amounts outstanding under the credit facility and as such are not available to pay the debts of the Company. The following is the balance sheet of Broad Street as of March 31, 2011 and December 31, 2010:

Assets	March 31, 2011 (Unaudited)	December 31, 2010
Investments, at fair value (amortized cost—$533,627 and $527,964, respectively)	$547,554	$540,186
Cash	27,063	9,534
Receivable for investments sold and repaid	40,391	5,162
Interest receivable	3,210	2,360
Deferred financing costs	842	835

Total assets	$619,060	$558,077

Liabilities
Payable for investments purchased	$56,489	$48,947
Credit facility payable	337,606	297,201
Due to FS Investment Corporation	937	992
Interest payable	1,093	883
Accrued expenses	39	43

Total liabilities	396,164	348,066

Member’s equity	222,896	210,011

Total liabilities and member’s equity	$619,060	$558,077

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 12. Financial Highlights

The following is a schedule of financial highlights for the quarter ended March 31, 2011 and the year ended December 31, 2010:

	Three Months Ended March 31, 2011	Year Ended December 31, 2010
Per Share Data(1):
Net asset value, beginning of period	$9.42	$9.10
Results of operations(2)
Net investment income	0.12	0.40
Net realized and unrealized appreciation on investments and loss on foreign currency	0.33	0.81

Net increase in net assets resulting from operations	0.45	1.21

Stockholder distributions(3)
Distributions from net investment income	(0.15)	(0.55)
Distributions from net realized gain on investments	(0.04)	(0.32)

Net decrease in net assets resulting from stockholder distributions	(0.19)	(0.87)

Capital share transactions
Issuance of common stock(4)	0.02	0.10
Offering costs(2)	(0.02)	(0.07)
Reimbursement to investment adviser(2)	—	(0.10)
Capital contributions of investment adviser(2)	—	0.05

Net increase (decrease) in net assets resulting from capital share transactions	—	(0.02)

Net asset value, end of period	$9.68	$9.42

Shares outstanding, end of period	59,992,884	41,332,661

Total return(5)	4.81%	13.08%

Ratio/Supplemental Data:
Net assets, end of period	$580,723	$389,232

Ratio of net investment income to average net assets(6)	1.25%	4.37%

Ratio of operating expenses to average net assets(6)	2.48%	9.89%

Portfolio turnover	47.42%	67.48%

(1)	The share information utilized to determine per share data has been retroactively adjusted to reflect the stock distributions discussed in Note 5.

(2)	The per share data was derived by using the weighted average shares outstanding during the period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share information)

Note 12. Financial Highlights (continued)

(5)	The total return for the three months ended March 31, 2011 was calculated by taking the net asset value per share as of March 31, 2011, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share on December 31, 2010. The 2010 total return was calculated by taking the net asset value per share as of December 31, 2010, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2009. The total return does not consider the effect of the sales load from the sale of the Company’s common stock.

(6)	Average monthly net assets are used for this calculation.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations. (in thousands, except share and per share information)

Forward-Looking Statements

The following discussion should be read in conjunction with our unaudited consolidated financial statements and the notes thereto included elsewhere in this quarterly report on Form 10-Q.

Some of the statements in this quarterly report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this quarterly report on Form 10-Q may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this quarterly report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. Factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this quarterly report on Form 10-Q on information available to us on the date of this quarterly report on Form 10-Q, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this quarterly report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and commenced operations on January 2, 2009 upon raising gross proceeds in excess of $2.5 million from persons who are not affiliated with us or FB Advisor. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act and has elected to be treated for federal income tax purposes as a RIC under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Our portfolio is comprised primarily of investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally will have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The loans that we invest in are often rated by a nationally recognized statistical ratings organization (NRSRO), and generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). However, we may also invest in non-rated debt securities.

Portfolio Investment Activity For The Three Months Ended March 31, 2011 and 2010

During the three months ended March 31, 2011, we made investments in portfolio companies totaling $548,074. During the same period we sold positions totaling $252,903 and received principal repayments of $145,781. During the three months ended March 31, 2010, we made investments in portfolio companies totaling $125,067. During the same period we sold positions totaling $16,707 and received principal repayments of $17,637.

As of March 31, 2011 and December 31, 2010, our investment portfolio consisted of interests in 143 and 144 portfolio companies, respectively, for a total fair value of $900,484 and $733,580, respectively. The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2011 and December 31, 2010:

	March 31, 2011			December 31, 2010
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$502,153	$512,065	57%	$473,881	$484,105	66%
Senior Secured Loans—Second Lien	191,939	200,628	22%	131,960	135,962	19%
Senior Secured Bonds	41,836	43,673	5%	30,265	31,659	4%
Subordinated Debt/Other	136,046	144,118	16%	79,408	81,854	11%

	$871,974	$900,484	100%	$715,514	$733,580	100%

(1)	Amortized cost represents the original cost adjusted for the accretion of discounts on debt investments.

As of March 31, 2011, the portfolio companies that comprise our portfolio had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $273.3 million. The investments in our portfolio were purchased at an average price of 94.1% of par value, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.4% based upon the purchase price of our investments.

We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2011, we held four such investments, three of which have been fully funded and one of which has an unfunded commitment of $12,500. We maintain sufficient cash on hand to fund such unfunded loan commitment should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2011 and December 31, 2010:

Industry Classification	March 31, 2011		December 31, 2010
	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Consumer Discretionary	$168,566	18.7%	$129,749	17.6%
Consumer Staples	54,038	6.0%	56,184	7.7%
Energy	80,103	8.9%	69,048	9.4%
Financials	75,575	8.4%	59,431	8.1%
Healthcare	83,898	9.3%	63,460	8.7%
Industrials	126,416	14.0%	96,762	13.2%
Information Technology	157,318	17.5%	117,499	16.0%
Materials	57,645	6.4%	46,832	6.4%
Telecommunication Services	84,017	9.3%	81,675	11.1%
Utilities	12,908	1.5%	12,940	1.8%

Total	$900,484	100.0%	$733,580	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our debt investments on the 1 to 5 investment rating scale at fair value as of March 31, 2011 and December 31, 2010:

	March 31, 2011		December 31, 2010
Investment Rating	Investments at Fair Value	Percentage of Portfolio	Investments at Fair Value	Percentage of Portfolio
1	$7,188	1%	$38,899	5%
2	875,265	97%	682,861	93%
3	18,031	2%	11,384	2%
4	—	—	436	—
5	—	—	—	—

	$900,484	100%	$733,580	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain, net unrealized appreciation and depreciation and net unrealized gains and losses on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation and depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation and depreciation on total return swap is the net change in fair value of our total return swap. Net unrealized gains and losses on foreign currency is the net change in the fair value of our investments due to the impact of foreign currency fluctuations.

Comparison of the three months ended March 31, 2011 and March 31, 2010

Revenues

We generated investment income of $17,924 and $3,134 for the three months ended March 31, 2011 and 2010, respectively, in the form of interest earned on senior secured loans, subordinated debt, collateralized loan and debt obligations and corporate bonds in our portfolio. Such revenues represent $16,508 and $2,143 of cash interest earned as well as $1,416 and $991 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2011 and 2010, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income is due to the growth of our portfolio since commencing operations in 2009. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments.

We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. We may also generate revenues in the form of dividends on the equity or other securities we may hold. Since commencing operations, we have not owned any equity interests in our portfolio companies and, therefore, did not receive dividend payments or other fees from our portfolio companies.

In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. No such fees were earned during the three months ended March 31, 2011 or 2010.

Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory and administrative services agreement and other expenses necessary for our operations. Our investment advisory fee compensates FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating our investment sub-adviser.

We also reimburse FB Advisor for its performance of services related to our administration and operation, provided that such reimbursement shall be the lower of FB Advisor’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse FB Advisor for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FB Advisor. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for the purchase and sale of our investments; and

•

all other expenses incurred by FB Advisor, our sub-adviser or us in connection with administering our business, including expenses incurred by FB Advisor or our sub-adviser in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FB Advisor, to the extent they are not controlling persons of FB Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Our total operating expenses were $11,908 and $2,019 for the three months ended March 31, 2011 and 2010, respectively. Our operating expenses include base management fees attributed to FB Advisor of $4,761 and $795 for the three months ended March 31, 2011 and 2010, respectively. Our operating expenses also include administrative services expenses attributed to FB Advisor of $584 and $175 for the three months ended March 31, 2011 and 2010, respectively.

FB Advisor is eligible to receive incentive fees based on performance. We have recorded incentive fee expense of $3,271 and $386 for the three months ended March 31, 2011 and 2010, respectively. The incentive fee expense for the three months ended March 31, 2011 includes $2,142 accrued with respect to unrealized gains in our investment portfolio, although no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

We recorded interest expense of $2,193 and $33 for the three months ended March 31, 2011 and 2010, respectively, in connection with our revolving credit facility. Fees incurred with BNY Mellon Asset Servicing (formerly PNC Global Investment Services), which provides various accounting and administrative services to us, totaled $222 and $155 for the three months ended March 31, 2011 and 2010, respectively. We incurred expenses with our stock transfer agent of $295 and $179 for the three months ended March 31, 2011 and 2010, respectively.

Our other general and administrative expenses totaled $582 and $296 for the three months ended March 31, 2011 and 2010, respectively, and consisted of the following:

	Three Months Ended March 31,
	2011	2010
Expenses associated with our independent audit and related fees	$90	$80
Compensation of our chief financial officer and our chief compliance officer(1)	42	38
Legal fees	53	74
Printing fees	83	3
Fees paid to our independent directors	132	46
Other	182	55

Total	$582	$296

(1)	On March 14, 2011, William Goebel was appointed as our chief financial officer. Mr. Goebel is employed by Franklin Square Holdings and will not receive any direct compensation from us in this capacity. As a result, for future periods, this line item will not include compensation paid to our chief financial officer and will only represent compensation paid to our chief compliance officer.

As the size of our asset base and number of investors have grown, our general and administrative expenses have increased accordingly. Printing fees have increased as the number of filings has increased and the volume of each printing has increased in conjunction with an increase in the number of stockholders. In addition, the fees payable to our directors who do not also serve in an executive officer capacity for us or FB Advisor are determined by reference to a sliding scale based on our net asset value.

Over the next several quarters, we expect our general and administrative operating expenses related to our ongoing operations to continue to increase because of the anticipated growth in the size of our asset base. During the three months ended March 31, 2011 and 2010, the ratio of our operating expenses to our average net assets was 2.48% and 2.00%, respectively. We generally expect our general and administrative operating expenses to decline as a percentage of our total assets during periods of asset growth and increase as a percentage of our total assets during periods of asset declines. Incentive fees, interest expense and costs relating to our continuous offering, among other things, may also increase or decrease our operating expenses in relation to our expense ratios relative to comparative periods depending on portfolio performance, changes in benchmark interest rates such as LIBOR and offerings of our securities, among other factors. The higher ratio of operating expenses to average net assets during the three months ended March 31, 2011 compared to the three months ended March 31, 2010 can primarily be attributed to (i) a change in our methodology during the fourth quarter of 2010 for accruing for incentive fees to include unrealized gains in the calculation of our capital gains incentive fee expense, even though no such incentive fee is actually payable by us with respect to such unrealized gains unless and until those gains are actually realized (see “—Critical Accounting Policies—Capital Gains Incentive Fee”), and (ii) interest expense related to the revolving credit facility between Broad Street and Deutsche Bank which was established during the first quarter of 2010. Without such expenses, our ratio of operating expenses to average net assets would have been approximately 1.58% during the three months ended March 31, 2011.

Expense Reimbursement

Beginning on February 26, 2009, our affiliate and sponsor, Franklin Square Holdings, agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During each of the three months ended March 31, 2011 and 2010, respectively, we received no reimbursements from Franklin Square Holdings. We do not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

Net Investment Income

Our net investment income totaled $6,016 ($0.12 per share) and $1,115 ($0.08 per share) for the three months ended March 31, 2011 and 2010, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $252,903 and $145,781, respectively, during the three months ended March 31, 2011, from which we realized net gains of $5,653. We sold investments and received principal repayments of $16,707 and $17,637, respectively, during the three months ended March 31, 2010, from which we realized net gains of $1,989.

Net Change in Unrealized Appreciation on Investments and Unrealized Gain/Loss on Foreign Currency

For the three months ended March 31, 2011, the net change in unrealized appreciation on investments totaled $10,393 and the net change in unrealized gain/loss on foreign currency totaled $52. The change in unrealized appreciation on our TRS was $208 during this period. For the three months ended March 31, 2010, the net change in unrealized appreciation on investments totaled $1,776 and the net change in unrealized gain/loss on foreign currency totaled ($11). The unrealized appreciation on our investments during both periods was primarily driven by general improvement in the credit markets. In addition, the increase in our unrealized appreciation between the first quarter of 2010 and the first quarter of 2011 can be attributed to the growth of our portfolio since commencing operations in 2009.

Net Increase in Net Assets Resulting from Operations

For the three months ended March 31, 2011, the net increase in net assets resulting from operations was $22,322 ($0.45 per share) compared to a net increase in net assets resulting from operations of $4,869 ($0.37 per share) during the three months ended March 31, 2010.

Financial Condition, Liquidity and Capital Resources

During the three months ended March 31, 2011, we sold 18,759,131 shares of our common stock for gross proceeds of $199,296. The gross proceeds received during the three months ended March 31, 2011 include reinvested stockholder distributions of $3,828. During the three months ended March 31, 2011, we also incurred offering costs of $1,084 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par in our consolidated financial statement and the other expenses were charged to expense as incurred. The sales commissions and dealer manager fees related to the sale of our common stock were $18,140 for the three months ended March 31, 2011. These sales commissions and fees include $3,568 retained by the dealer manager, FS2 Capital Partners, LLC, or FS2, which is one of our affiliates.

As of May 13, 2011, we have sold 73,461,431 shares (as adjusted for stock distributions) of our common stock for gross proceeds of $757,142 since commencing our continuous public offering. Including the seed capital contributed by Messrs. Forman and Adelman, we have raised gross proceeds of $758,142 to date.

We generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We are engaged in a continuous offering of shares of our common stock. We accept subscriptions on a continuous basis and issue shares at semi-monthly closings at prices that, after deducting selling commissions and dealer manager fees, must be above our net asset value per share.

Prior to investing in debt securities of private U.S. companies, we invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

As of March 31, 2011, we had $87,448 in cash, which we have invested in interest bearing accounts. As of March 31, 2011, $24,131 of the cash balance was held as collateral by Citibank under the terms of the TRS.

To provide our stockholders with limited liquidity, we conduct quarterly tender offers pursuant to our share repurchase program. During the three months ended March 31, 2011, we repurchased 99,633 shares at $9.59 per share for aggregate consideration totaling $955. On April 1, 2011, we repurchased 158,258 shares at $9.68 per share for aggregate consideration totaling $1,531.

Revolving Credit Facility

On January 28, 2011, Broad Street and Deutsche Bank entered into an amended and restated multi-lender, syndicated revolving credit facility, or the credit facility, which amended and restated the revolving credit facility Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto, or the original credit facility. Deutsche Bank is a lender and serves as administrative agent under the credit facility.

The credit facility provides for borrowings in an aggregate amount up to $340,000. Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $240,000 (referred to herein as the Tranche A Commitment) or as Tranche C borrowings in an amount up to $100,000 (referred to herein as the Tranche C Commitment). The credit facility also provides for Tranche B borrowings in an amount up to $100,000 (referred to herein as the Tranche B Commitment), but there are currently no Tranche B Commitments outstanding. All Tranche A Commitments bear interest at the rate of LIBOR + 2.23% per annum and will mature and be due and payable on March 10, 2012. All Tranche C Commitments bear interest at the rate of LIBOR + 1.85% per annum and will mature and be due and payable on March 10, 2012. In connection with the amendment and restatement of the original credit facility, a $100,000 Tranche B Commitment that was provided under the original credit facility by Deutsche Bank to Broad Street on an uncommitted basis was converted into a $100,000 Tranche C Commitment provided by a new lender on a committed basis.

In connection with entering into the original credit facility, and from time to time thereafter, we have transferred debt securities to Broad Street as a contribution to capital and retain a residual interest in the contributed debt securities through our ownership of Broad Street. We may contribute additional debt securities to Broad Street from time to time and Broad Street may purchase additional debt securities from various sources. Broad Street has appointed us to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Broad Street’s obligations to the lenders under the credit facility are secured by a first priority security interest in substantially all of the assets of Broad Street, including its portfolio of debt securities.

As of March 31, 2011, $337,606 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. We incurred costs of $1,546 in connection with obtaining and amending the credit facility, which we have recorded as deferred financing costs on our consolidated balance sheet and amortize to interest expense over the life of the credit facility. As of March 31, 2011, $842 of such deferred financing costs have yet to be amortized to interest expense.

The effective interest rate under the credit facility was 2.42% on March 31, 2011. Interest is paid quarterly in arrears and commenced August 20, 2010. We recorded interest expense of $2,193 and $33 for the three months ended March 31, 2011 and 2010, respectively, of which $206 and $31 related to the amortization of deferred financing costs. We paid $1,777 in interest expense for the three months ended March 31, 2011. The average borrowings under the credit facility for the three months ended March 31, 2011 were $331,696, with a weighted average interest rate of 2.40%.

Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the credit facility, or a decline in our net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM, the sub-adviser to FB Advisor; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as our sub-adviser or FB Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) us or GDFM or FB Advisor committing fraud or other illicit acts in our or their investment advisory capacities.

In connection with the credit facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due, (b) borrowings under the credit facility exceeding the applicable advance rates, (c) the purchase by Broad Street of certain ineligible assets, (d) the insolvency or bankruptcy of Broad Street or us, (e) we cease to act as investment manager of Broad Street’s assets, (f) the decline of our net asset value below $50,000 and (g) fraud or other illicit acts by us or FB Advisor or GDFM in its or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate. Broad Street was in compliance with the terms of the credit facility as of March 31, 2011.

Borrowings of Broad Street will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

Total Return Swap

On March 18, 2011, Arch Street, our newly-formed, wholly-owned financing subsidiary, entered into a total return swap, or TRS, for senior secured floating rate loans with Citibank.

The obligations of Arch Street under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in Arch Street, which generally will equal the value of cash collateral provided by Arch Street under the TRS. Pursuant to the terms of the TRS, Arch Street may select a portfolio of loans with a maximum market value of $200,000. Arch Street is required to initially cash collateralize a specified percentage of each loan (generally between 20% and 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the agreements governing the TRS.

A TRS is a commonly used form of financing arrangement that provides economic exposure similar to the exposure under Broad Street’s credit facility. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

Generally, pursuant to a TRS, one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. A TRS may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS.

The TRS with Citibank enables us, through our ownership of Arch Street, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Arch Street borrowing funds to acquire loans and incurring interest expense to a lender.

Pursuant to the terms of an investment management agreement that we have entered into with Arch Street, we act as the manager of the rights and obligations of Arch Street under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. The terms of the TRS are governed by a set of agreements between Arch Street and Citibank, which collectively establish the TRS, and are collectively referred to herein as the TRS Agreement.

Pursuant to the terms of the TRS Agreement, Arch Street may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $200,000. Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement. Arch Street receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Arch Street pays to Citibank interest at a rate equal to one-month LIBOR + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arch Street will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. Arch Street may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. Arch Street may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. Arch Street is required to pay a minimum usage fee in connection with the TRS. Arch Street will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

As of March 31, 2011, the fair value of the TRS was $208. The fair value of the TRS is reflected as an unrealized gain on the consolidated balance sheet. The change in value of the TRS is reflected in the statement of operations as net change in unrealized appreciation on total return swap. As of March 31, 2011, Arch Street had selected 17 underlying loans with a total notional amount of $88,441 and posted $24,131 in cash collateral held by Citibank, which is included in cash in the consolidated balance sheet.

RIC Status and Distributions

We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must distribute at least 90% of our “Investment Company Taxable Income,” as defined by the Code, each year. As long as the distributions are declared by the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

We declared our first distribution on January 29, 2009. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. While we historically paid distributions on a quarterly basis, commencing in the fourth quarter of 2010, we began to pay distributions on a monthly rather than quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. No portion of the distributions paid during the three months ended March 31, 2011 or 2010 represented a return of capital for tax purposes.

We make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder.

The following table reflects the cash distributions per share that we have declared and paid on our common stock during the three months ended March 31, 2011 and 2010:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2010
March 31, 2010(1)	$0.1860	$2,443

Fiscal 2011
March 31, 2011	$0.1929	$9,948

(1)	The amount of the per share distributions during the three months ended March 31, 2010 has been retroactively adjusted to reflect the stock distribution declared in January 2010 as discussed below.

On April 13, 2011, our board of directors declared two regular semi-monthly cash distributions of $0.032156 per share each, which were paid on April 29, 2011 to stockholders of record on April 14, 2011 and April 28, 2011, respectively. Our board of directors also declared two special one-time cash distributions of $0.04 per share and $0.03 per share that were both paid on April 29, 2011, the first to stockholders of record on April 14, 2011 and the second to stockholders of record on April 29, 2011. On April 13, 2011, our board of directors determined to increase the amount of the regular semi-monthly cash distributions from $0.032156 per share to $0.033594 per share. The increase in the regular semi-monthly cash distributions commenced with the semi-monthly distributions declared on May 10, 2011, which are expected to be paid on May 31, 2011 to stockholders of record as of May 13, 2011 and May 30, 2011, respectively. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. The following table reflects, for tax purposes, the sources of the cash distributions that we have paid on our common stock during the three months ended March 31, 2011, and 2010:

	Three Months Ended March 31,
	2011		2010
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	7,965	80%	1,134	46%
Capital gains proceeds from the sale of assets	1,983	20%	1,309	54%
Non-capital gains proceeds from the sale of assets	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—

Total	$9,948	100%	$2,443	100%

(1)	During the three months ended March 31, 2011 and 2010, 92% and 80%, respectively, of our gross investment income was attributable to cash interest earned and 8% and 20%, respectively, was attributable to non-cash accretion of discount and PIK interest.

The aggregate cost of our investments for federal income tax purposes totaled $871,974 and $715,695 as of March 31, 2011 and December 31, 2010, respectively. The aggregate net unrealized appreciation on a tax basis was $28,719 and $17,885 as of March 31, 2011 and December 31, 2010, respectively. Our net investment income on a tax basis for the three months ended March 31, 2011 and 2010 was $7,965 and $1,134, respectively. We distributed all of our net investment income earned as of March 31, 2011 and December 31, 2010.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is due to the tax-basis amortization of organization and start-up costs incurred prior to the commencement of our operations, the reversal of interest income earned on a tax basis due to the required accretion of discount on a non-performing loan which was sold during the period, and the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us. See “—Critical Accounting Policies—Capital Gains Incentive Fee.” The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
GAAP basis net investment income	$6,016	$1,115
Amortization of organizational costs	(11)	(11)
Reversal of tax accretion of discount on investment due to sale	(182)	30
Reversal of incentive fee accrual on unrealized gains	2,142	—

Tax basis net investment income	$7,965	$1,134

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on a Form 1099-DIV.

The following table reflects the stock distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. Our board of directors determined that our portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing our net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distribution was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, our board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in us, they did not represent taxable distributions. Specific tax characteristics of all distributions will be reported to stockholders annually on Form 1099-DIV.

As of March 31, 2011 and December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2011	December, 31 2010
Distributable ordinary income	$4,960	$1,290
Incentive fee accrual on unrealized gains	(6,205)	(4,063)
Unamortized organizational costs	(546)	(558)
Unrealized appreciation on investments(1)	28,719	17,885

	$26,928	$14,554

(1)	As of March 31, 2011 and December 31, 2010, the gross unrealized appreciation on our investments was $30,995 and $20,136, respectively. As of March 31, 2011 and December 31, 2010, the gross unrealized depreciation on our investments was $2,276 and $2,251, respectively.

Critical Accounting Policies

Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below:

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we have undertaken a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by FB Advisor’s management team, with such valuation potentially taking into account information received from any of our sub-advisers or an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our valuation committee;

•

our valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our investments as of March 31, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our collateralized loan and debt obligations and our subordinated debt investments by obtaining bid and ask prices from independent dealers. Except as described below, we valued all of our other investments, including our senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end. Two subordinated debt investments, for which broker quotes were not available, were priced by an independent valuation firm who determined the value of such investments by considering the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. One subordinated debt investment and two first lien senior secured loans, all of which were purchased near March 31, 2011, were valued at cost, as our board of directors determined that the cost of the respective investments was the best indication of fair value of such investments. Our investments as of December 31, 2010 consisted primarily of debt securities that traded on a private over-the-counter market for institutional investors. We valued our collateralized loan and debt obligations and our subordinated debt investments by obtaining bid and ask prices from independent dealers. We valued all of our other investments, including our senior secured bond investments, by using an independent third-party pricing service, which provided prevailing bid and ask prices that were screened for validity by the service from dealers on the date of the relevant period end.

We periodically benchmark the bid and ask prices we receive from independent dealers and the third-party pricing service against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and our experience in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers, including the use of an independent valuation firm. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in portfolio investment values during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory and administrative services agreement we entered into with FB Advisor, the incentive fee on capital gains earned on liquidated investments of our portfolio during operations prior to our liquidation will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with FB Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, we changed our methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FB Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2010, we accrued a capital gains incentive fee of $5,459 based on the performance of our portfolio, of which $1,396 was based on realized gains and was payable to FB Advisor. During the three months ended March 31, 2011, we accrued an additional $3,271 in capital gains incentive fees based on the performance of our portfolio during such period, of which $1,129 was based on realized gains.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations.

Contractual Obligations

We have entered into an agreement with FB Advisor to provide investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. FB Advisor, and to the extent it is required to provide such services, our sub-adviser, will be reimbursed for administrative expenses incurred on our behalf. For the three months ended March 31, 2011 and 2010, we incurred $4,761 and $795, respectively, in base management fees and $584 and $175, respectively, in administrative services expenses under the investment advisory and administrative services agreement. In addition, FB Advisor is eligible to receive incentive fees based on performance. During the three months ended March 31, 2011 and 2010, we accrued $1,129 and $386, respectively, in capital gains incentive fees based on realized gains in our investment portfolio that are payable to FB Advisor under the investment advisory and administrative services agreement. We have also recorded $2,142 in incentive fees based on the unrealized gains in our investment portfolio as of March 31, 2011; however, such fees are not due and payable to FB Advisor unless and until such time as the gains become realized.

As of March 31, 2011, $337,606 was outstanding under the revolving credit facility between Broad Street and Deutsche Bank. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on March 10, 2012.

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under the revolving credit facility between Broad Street and Deutsche Bank at March 31, 2011 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Borrowings(1)	$337,606	$337,606	—	—	—

(1)	At March 31, 2011, $2,394 remained unused under the revolving credit facility.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. The adoption of this guidance, including the gross presentation of Level 3 roll forward information, did not have a significant impact on our consolidated financial statements or disclosures.

Related Party Transactions

We have entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, FB Advisor is paid a base management fee of 2% of average gross assets and an incentive fee of 20% of net investment income, subject to an annualized 8% hurdle, and 20% of net realized gains, if applicable. We commenced accruing fees under the agreement on January 2, 2009, upon the commencement of operations. During the three months ended March 31, 2011 and 2010, FB Advisor earned $4,761 and $795, respectively, in base management fees. Management fees are paid on a quarterly basis in arrears. We paid $3,297 and $437 of these fees during the three months ended March 31, 2011 and 2010, respectively.

We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee based on net realized and unrealized gains; however, under the terms of our investment advisory and administrative services agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. During the three months ended March 31, 2011, we accrued a capital gains incentive fee of $3,271 based on the performance of our portfolio, of which $1,129 was based on realized gains. During the three months ended March 31, 2010, we accrued a capital gains incentive fee of $386 based on the performance of our portfolio, all of which was based on realized gains. We did not accrue a capital gains incentive fee on unrealized gains during the three months ended March 31, 2010. During the three months ended March 31, 2011, we paid FB Advisor $1,396 in capital gains incentive fees earned during the year ended December 31, 2010. We also reimburse FB Advisor for expenses necessary for its performance of services related to our administration and operation, provided that such reimbursement shall be the lower of FB Advisor’s actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. During the three months ended March 31, 2011 and 2010, we incurred administrative services charges of $584 and $175, respectively, attributable to FB Advisor. Of these charges, $578 and $175, respectively, related to the allocation of costs of administrative personnel for services provided to us by employees of FB Advisor and the remainder related to other reimbursable expenses. We paid FB Advisor $477 and $171, respectively, for the services incurred under this arrangement during the three months ended March 31, 2011 and 2010.

Franklin Square Holdings funded offering costs and other expenses in the amount of $1,084 and $181 for the three months ended March 31, 2011 and 2010, respectively. We recorded these costs as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statement and the other expenses were charged to expense as incurred.

The dealer manager for our public offering is FS2, which is one of our affiliates. During the three months ended March 31, 2011 and 2010, FS2 retained $3,568 and $692, respectively, for selling commissions and dealer manager fees in connection with the sale of our common stock.

Under the terms of the investment advisory and administrative services agreement, when our registration statement was declared effective by the SEC and we were successful in raising gross proceeds from unrelated outside investors of at least $2.5 million, or the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On January 2, 2009, we exceeded the minimum offering requirement. We paid total reimbursements of $641 and $688, respectively, to FB Advisor and its affiliates during the three months ended March 31, 2011 and 2010. As of March 31, 2011, no amounts were payable to FB Advisor and its affiliates under this arrangement. The reimbursements are recorded as a reduction of capital.

Members of FB Advisor’s senior management team provide investment advisory services to both us and FB Capital Partners, L.P. FB Capital Partners, L.P., which is owned by Mr. Forman, our chairman, president and chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While neither FB Capital Partners, L.P. nor FB Advisor is making private corporate debt investments for clients other than us currently, FB Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of FB Advisor or its management team.

Beginning on February 26, 2009, our affiliate and sponsor, Franklin Square Holdings, agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the three months ended March 31, 2011 and 2010, we received no reimbursements from Franklin Square Holdings. We do not expect that conditions will require Franklin Square Holdings to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

Item 3.	Quantitative and Qualitative Disclosures about Market Risk.

We are subject to financial market risks, including changes in interest rates. As of March 31, 2011, all but 24 of our portfolio investments paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we hold. Accordingly, an increase in interest rates would make it easier for us to meet or exceed our incentive fee preferred return, as defined in the investment advisory and administrative services agreement we have entered into with FB Advisor, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to FB Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the $340,000 revolving credit facility which Broad Street maintains with Deutsche Bank, Broad Street borrows at a floating rate based on LIBOR. Pursuant to the terms of the TRS between Arch Street and Citibank, Arch Street pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $200,000. We expect any future credit facilities or total return swap agreements that we or any of our subsidiaries may enter into will also be based on a floating interest rate. As a result, we are subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we or our subsidiaries have debt outstanding or swap agreements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of March 31, 2011:

LIBOR Basis Point Change	Interest Income(1)	Interest Expense	Net Interest Income
Down 30 basis points	$87,545	$(8,147)	$79,398
Up 100 basis points	89,112	(12,567)	76,545
Up 200 basis points	94,146	(15,967)	78,179
Up 300 basis points	101,788	(19,367)	82,421

(1)	Includes the net effect of the change in interest rates on the unrealized appreciation/depreciation on the TRS.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations. During the three months ended March 31, 2011 and the year ended December 31, 2010, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Portfolio Investments.”

Item 4.	Controls and Procedures.

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

As required by SEC Rule 13a-15(b), we carried out an evaluation, under the supervision and with the participation of our management, including the chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of March 31, 2011. Based on the foregoing, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures were effective to provide reasonable assurance that we would meet our disclosure obligations.

There was no change in our internal control over financial reporting (as defined in Rules 13a-15(f) or 15d-15(f) of the Exchange Act) that occurred during the three months ended March 31, 2011 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1.	Legal Proceedings.

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

Item 1A.	Risk Factors.

There have been no material changes from the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2010.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

During the three months ended March 31, 2011, we issued 376,389 shares of common stock under our distribution reinvestment plan pursuant to an exemption from the registration requirements of the Securities Act of 1933.

Item 3.	Defaults upon Senior Securities.

Not applicable.

Item 4.	Reserved.

Item 5.	Other Information.

Not applicable.

Item 6.	Exhibits.

3.1	Articles of Amendment and Restatement of FS Investment Corporation. (Incorporated by reference to Exhibit (a)(2) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

3.2	Amended and Restated Bylaws of FS Investment Corporation. (Incorporated by reference to Exhibit (b)(1) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

4.1	Form of Subscription Agreement. (Incorporated by reference to Appendix A filed with final prospectus filed pursuant to Rule 497 (File No. 333-149374) filed on May 12, 2011.)

4.2	Amended and Restated Distribution Reinvestment Plan. (Incorporated by reference to Exhibit (e)(1) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

10.1	Investment Advisory and Administrative Services Agreement by and between the Company and FB Income Advisor, LLC. (Incorporated by reference to Exhibit (g) filed with the Company’s registration statement on Form N-2 (File No. 333-149374) filed on February 25, 2008.)

10.2	First Amendment to the Investment Advisory and Administrative Services Agreement. (Incorporated by reference to Exhibit (g)(1) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

10.3	Investment Sub-advisory Agreement between FB Income Advisor, LLC and GSO / Blackstone Debt Funds Management, LLC. (Incorporated by reference to Exhibit (g)(2) filed with Amendment No. 2 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on June 19, 2008.)

10.4	Form of Dealer Manager Agreement by and between the Company and FS2 Capital Partners, LLC. (Incorporated by reference to Exhibit (h)(1) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

10.5	Form of Selected Dealer Agreement (Included as Appendix A to the Form of Dealer Manager Agreement). (Incorporated by reference to Exhibit (h)(1) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

10.6	Custodian Agreement by and between the Company and PFPC Trust Company. (Incorporated by reference to Exhibit (j)(1) filed with Post-Effective Amendment No. 1 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on November 13, 2008.)

10.7	Form of Escrow Agreement by and between the Company and UMB Bank, N.A. (Incorporated by reference to Exhibit (k) filed with Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-149374) filed on September 17, 2008.)

10.8	Amended and Restated Credit Agreement by and among Broad Street Funding LLC, Deutsche Bank AG, New York Branch and the other lender party thereto, dated as of January 28, 2011. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 1, 2011.)

10.9	Asset Contribution Agreement by and between the Company and Broad Street Funding LLC, dated March 10, 2010. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 16, 2010.)

10.10	First Amendment to Asset Contribution Agreement by and between the Company and Broad Street Funding LLC, dated as of June 17, 2010. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 19, 2010.)

10.11	Investment Management Agreement by and between the Company and Broad Street Funding LLC, dated March 10, 2010. (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 16, 2010.)

10.12	Amended and Restated Security Agreement by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch, dated as of January 28, 2011. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 1, 2011.)

10.13	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of March 18, 2011, by and between Arch Street Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 24, 2011.)

10.14	Confirmation Letter Agreement, dated as of March 18, 2011, by and between Arch Street Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed on March 24, 2011.)

10.15	Investment Management Agreement by and between the Company and Arch Street Funding LLC, dated as of March 18, 2011. (Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed on March 24, 2011.)

31.1*	Certification of Chief Executive Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

31.2*	Certification of Chief Financial Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

32.1*	Certification of Chief Executive Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification of Chief Financial Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 16, 2011.

FS INVESTMENT CORPORATION

By:	/s/ Michael C. Forman
Michael C. Forman Chief Executive Officer (Principal Executive Officer)

By:	/s/ William Goebel
William Goebel Chief Financial Officer (Principal Financial and Accounting Officer)